Investment Manager
For American Leading Companies Trust:
   Legg Mason Funds Management, Inc.
   Baltimore, MD

For Balanced Trust, U.S. Small-Cap Value Trust,
 and Financial Services Fund:
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Investment Advisers
For American Leading Companies Trust:
   Legg Mason Funds Management, Inc.
   Baltimore, MD

For Balanced Trust:
   Bartlett & Co.
   Cincinnati, OH

For U.S. Small-Cap Value Trust:
   Brandywine Asset Management, Inc.
   Wilmington, DE

For Financial Services Fund:
   Gray, Seifert & Co., Inc.
   New York, NY

Board of Directors
John F. Curley, Jr., Chairman
Edward A. Taber, III, President
Nelson A. Diaz
Richard G. Gilmore
Arnold L. Lehman
Dr. Jill E. McGovern
G. Peter O'Brien
T. A. Rodgers

Transfer and Shareholder Servicing Agent
Boston Financial Data Services
Boston, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Counsel
Kirkpatrick & Lockhart LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

               LEGG MASON WOOD WALKER, INCORPORATED

      -------------------------------------------------------

                         100 Light Street
              P.O. Box 1476, Baltimore, MD 21203-1476
                         410 - 539 - 0000

LMF-013
5/01

                                    ANNUAL REPORT
                                   MARCH 31, 2001

                                     LEGG MASON
                                      INVESTORS
                                     TRUST, INC.
                                  AMERICAN LEADING
                                   COMPANIES TRUST
                                   BALANCED TRUST
                                   U.S. SMALL-CAP
                                     VALUE TRUST
                                 FINANCIAL SERVICES
                                        FUND

                                  PRIMARY CLASS AND
                                       CLASS A

                                  [LEGG MASON LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Investors Trust's annual report for the Primary Class of American Leading Companies Trust, Balanced Trust and U.S. Small-Capitalization Value Trust, and for the Primary Class and Class A of Financial Services Fund.

  The following table summarizes key statistics for the respective classes of each Fund, as of March 31, 2001:

                                                       3-Month              12-Month
                                                    Total Return*         Total Return*
                                                    -------------         -------------
American Leading Companies Trust Primary Class          -4.39%                -1.65%
S&P 500 Stock Composite Index                          -11.86%               -21.68%
Lipper Large-Cap Value Index                            -7.76%                -6.09%
Balanced Trust Primary Class                            -3.80%                -3.68%
Lehman Brothers Intermediate Government/Credit
  Index                                                 +3.39%               +12.16%
Lipper Balanced Fund Index                              -5.01%                -5.56%
U.S. Small-Capitalization Value Trust Primary
  Class                                                 +5.60%               +21.48%
Russell 2000 Index                                      -6.51%               -15.33%
Financial Services Fund
  Primary Class                                         -9.45%               +20.04%
  Class A (including front-end sales charge)           -13.56%               +15.20%
  Class A (excluding front-end sales charge)            -9.22%               +20.91%
Lipper Financial Services Fund Index                    -8.85%               +15.29%

  On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the Performance Information section of this report.

  Ernst & Young LLP, independent auditors for the Funds, has completed its annual audit, and audited financial statements for the fiscal year ended March 31, 2001, are included in this report.

                                             Sincerely,

                                             /S/ EDWARD A. TABER

                                             Edward A. Taber, III
                                             President

May 9, 2001

---------------

* Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

Portfolio Managers' Comments

American Leading Companies Trust

                                     "Nowhere to run. Nowhere to hide."

                                                       --Martha and the
                                                              Vandellas

  The Motown sound of Martha and the Vandellas provided the perfect background music for the latest quarter with their 1965 classic, "Nowhere to Run." There was, indeed, nowhere to run and nowhere to hide in the stock market in the opening months of 2001. The S&P 500 was off 11.9%, while the Dow Industrials declined 8.0%. Not a single industry sector of the mutual fund business showed a positive return during the period, and the average diversified U.S. equity fund was down 13.1%. Worst hit were science and technology funds, down an average of 34.2% for the quarter. Large-cap growth funds also took it on the chin, down 20.8% on average. Large-cap value funds held up better, but still declined an average of 7.8%. Of 31 broad investment styles and categories tracked by Lipper Analytical Services, only one -- small-cap value -- showed a positive return, up 1.1% for the quarter.

  If the grim statistics in the preceding paragraph make you regret not having sold some stock a year ago, and give you an overwhelming urge to sell some of your holdings now, your reactions are very normal and very human. They are also probably wrong, and could be injurious to your financial health. Losses are painful, and human beings seek to avoid pain. In fact, studies show that losses of a given magnitude are twice as painful to people as gains of the same magnitude are pleasurable. Behavioral studies also show that investors are unduly influenced by short-term fluctuations in the market, and that the more often they look at their investment results, the lower their exposure to equities and the worse their long-term results tend to be.

  With the benefit of hindsight, the time to sell stocks was at the beginning of last year, when the market was soaring and the environment appeared to be rich in money-making opportunities. But selling was the last thing on most people's minds a year ago. It was a much more natural response to get caught up in the euphoria of a rising market and buy, buy, buy.

  In contrast, the current environment would appear on the surface to be ripe for selling. The news is mostly bad. The economy has slowed dramatically and may be in or nearing a recession. Corporate profits are down, layoffs are rampant, capacity utilization is weak, and consumer confidence has plummeted. On top of that, many stocks have gotten killed over the last year. The S&P 500 is down over 20%. The NASDAQ Composite is down over 50%. The pessimism has recently been so pervasive that all three national news weeklies (Time, Newsweek and U.S. News & World Report), over the eight-day period from March 18 to March 26, featured cover stories on the current "Bear Market." Paul Montgomery, a colleague in Newport News, Virginia, has noted in the press that Time magazine covers are often a powerful contrary indicator of market trends, with bullish covers tending to come near market tops and bearish covers near important market lows. With Newsweek and U.S. News & World Report having thrown in their lot with Time, we may have recorded a contrarian's trifecta in late March which could mark an important low in the market. The stock market's sharp rebound in the first three weeks of April suggests this may be so.

  The perverse tendency of the market to do the opposite of what often seems logical is explained by the fact that the market is a discounting mechanism, which focuses not so much on what is happening right now, as what is likely to happen next. That is why the market often turns down when things look great and bottoms when things look bad. Rather than being disconcerted by weak markets, we believe investors should view them as opportunities to upgrade their portfolios and increase their exposure to equities at favorable prices.

Investment Results

  Cumulative results for the American Leading Companies Trust for the three-month, one-year, three-year and five-year periods ended March 31, 2001, are listed below, along with those of some representative benchmarks:

                                                 THREE          ONE          THREE         FIVE
                                                MONTHS         YEAR          YEARS         YEARS
-------------------------------------------------------------------------------------------------
American Leading Companies                       -4.39%        -1.65%        +9.73%       +85.03%
S&P 500 Composite Index                         -11.86%       -21.68%        +9.43%       +94.06%
Lipper Large-Cap Value Funds Index               -7.76%        -6.09%       +10.51%       +81.85%
Dow Jones Industrial Average                     -8.04%        -8.21%       +17.66%       +92.47%

  The Fund had another good quarter, bettering the S&P 500 by more than 740 basis points(1) and also outperforming the Lipper Large-Cap Value Funds Index and the Dow Jones Industrials. For the trailing twelve months, the Fund handily beat the S&P 500, Dow Industrials and its Lipper Value peer group. For longer time periods, the Fund's performance has been improving steadily and is now more competitive with its benchmarks and peer group.

  For the twelve months ended March 31, 2001, the Fund outperformed the S&P 500 by over 20 percentage points. The Fund's especially strong performance over that time was primarily due to an overweighted position in health care and financials and an underweighting for most of the year in tech and telecom, relative to the S&P 500. Strong performers in the portfolio during the March 31 fiscal year included: Health Net Inc., Washington Mutual, Inc., UnitedHealth Group Incorporated, Waste Management Inc., Toys "R" Us, Inc., MGIC Investment Corporation, The TJX Companies, Inc., Fannie Mae, Avon Products, Inc. and Mellon Financial Corporation. Portfolio laggards were nearly all tech or telecom related and included: Amazon.com, Inc., Gateway, Inc., Intel Corporation, WorldCom, Inc., Dell Computer Corporation, Microsoft Corporation, Unisys Corporation, AOL Time Warner Inc., Koninklijke Philips N.V. and General Motors Corporation.

  Our general strategy during the quarter, as in the December 2000 quarter, was to buy into weakness as the quarter progressed, judiciously increasing the risk profile of the Fund by increasing the portfolio's weighting in technology and telecommunications stocks and trimming positions in more defensive areas of the portfolio such as health care and consumer staples. During the quarter, we added to and trimmed a number of existing positions, but added only one new name to the Fund, Applied Materials, Inc., the world's leading manufacturer of semiconductor wafer fabrication equipment. We closed out the quarter and fiscal year with a modestly overweighted position in technology and telecom.

Outlook

  We are optimistic about the outlook for equities over the next twelve to eighteen months for four main reasons. First, as painful as 2000 was for many investors, we believe what happened during the year

---------------
(1) 100 basis points = 1%.

was basically healthy. The areas of the market where speculative excesses were the most pronounced got hit the hardest, while sectors of the market that had been long neglected found renewed interest. In our opinion, a measure of balance was restored to the financial markets which will serve investors well in the long run.

  Second, valuation levels on many individual stocks, as well as the market as a whole, are more favorable than they have been for some time. We believe that market commentators who think the S&P 500 must sell at its long-term average of 14 to 15 times earnings before the market is attractive are missing an important point. The S&P 500's long-term average price-to-earnings ratio was achieved over a 75-year period (1926 - 2001) when the inflation rate averaged 4 1/2 % and the 20-year bond rate averaged 8 1/2 %. In the current environment, with inflation closer to 2% and long bonds at about 5 1/4 %, the S&P 500's current P/E ratio in the low 20s does not seem excessive.

  Third, bad markets and periods of economic weakness can be good times to buy stocks. As Warren Buffett is fond of saying, "You pay a high price for a cheery consensus." During periods of economic weakness, stocks are often depressed and offer a favorable entry point for the long-term investor. As we noted earlier in this letter, the equity market is a discounting mechanism which typically leads economic activity rather than following it. A March 26, 2001 Barron's article by Martin Zweig made the following point about the stock market and recessions:

         "Typically, Wall Street leads the economy by four months. In the last four months of the nine post-war recessions, the S&P's average gain was 16.4%, with the minimum advance 8.6%. In the first four months after these recessions, the S&P rose further -- on average, 8.9%. Compounded, the advance over these eight months totaled 26.8%! So, there's reason for hope amid the gloom."

  The fourth reason we are optimistic about the outlook for equities later this year and next is that the Fed is easing aggressively. Since January 3, 2001, the Federal Reserve has cut the Fed Funds rate 50 basis points four times, lowering this key rate from 6 1/2% to 4 1/2%. The reduction of two full percentage points since New Year's Day is the most the central bank has implemented in so short a time in 16 years, according to Merrill Lynch.

  As we noted in our last shareholder's letter, periods of Fed easing are generally favorable for the stock market. In a study of Fed easing since the mid-1960s, the investment firm of Sanford C. Bernstein reports that the S&P 500 has gained an average of more than 18% in the twelve months following an initial Fed easing move, advancing in 13 of 15 instances, or 87% of the time. There are, of course, no guarantees in the stock market, but we certainly like those odds. With the Fed's most recent rate cut, we believe that the seeds for economic improvement have been planted. The average lead time between the Fed's third rate cut (assuming no subsequent near-term tightening) to the end of the nine post-war recessions has been just 2.7 months, according to Martin Zweig's Barron's article. Since the Fed's third rate cut this time around occurred on March 20, history suggests that economic activity may bottom late in the current quarter or early in the third quarter.

  Before closing, I am pleased to advise shareholders that the Board of Directors of the Legg Mason Total Return Trust has approved a merger of that Fund into American Leading Companies Trust. Proxies have been mailed to Total Return Trust shareholders who will vote on the merger at a shareholder's meeting on May 17, 2001. Assuming the transaction is approved, the merger will take place on or about June 15,

2001. I have reviewed the current holdings of Total Return Trust and find them to be appropriate for American Leading Companies. Twenty-six of Total Return Trust's 36 current holdings are already owned in ALC, and the other ten will in my opinion make good additions. Total Return Trust had a good year in 2000 and is having a very good year so far in 2001. This indicates to me that the portfolio is well structured and healthy. I am managing American Leading Companies to neutralize gains prior to the merger, and do not anticipate significant gains being generated as a result of the merger. The main effect of the merger from the point of view of current ALC shareholders will be to modestly lower the expense ratio, as a relatively fixed expense base is spread over a larger asset base.

  As always, we appreciate your support and welcome your comments.

                                             David E. Nelson, CFA

April 23, 2001

DJIA 10532.2
                 ---------------------------------------------

Balanced Trust

  Domestic equities entered bear market territory during the first quarter of 2001. The S&P 500 Index declined by nearly 12% for the quarter, and fell by nearly 22% over the last year. The more broadly based Wilshire 5000 Index fared even worse, posting declines of 12% and 28% during these same periods. We are pleased to report that Balanced Trust delivered on its commitment to competitive returns with lower volatility. The equity portion posted a -5.5% total return for the quarter and returned -8.1% for the last twelve months. Coupled with solid performance from the fixed income portion of the portfolio, the Fund's Primary Class declined by only -3.8% for the quarter, and by -3.7% for the twelve-month period. Long-term investors know that protecting capital during declining markets is just as important as achieving growth in good times, so we are pleased to report these relatively strong results.

Equity Review

  Value investing has certainly been vindicated during the last year. With most of the market decline concentrated in once popular "New Economy" stocks, other sectors fared relatively well. Diversification was the most significant factor contributing to our relatively good equity results during the last year. After languishing in 1999 and early 2000, financial services and health care enjoyed a strong resurgence that coincided with the setback in technology. Selected industrial, consumer, and energy companies also fared well. Eight of our top ten holdings (based on performance) delivered substantial double-digit returns, led by CVS Corporation (+55.7%), Anheuser-Busch (+47.6%), SYSCO Corporation (+46.8%), and Union Pacific Corporation (+43.8%). Even after advances of this magnitude, the average P/E ratio on our top ten holdings is still 20% below the multiple for the S&P 500 Index, so we are optimistic about future performance.

  Concurrent with our stock selection focus, we carefully managed portfolio risk as market volatility increased. Our principal tool in this regard is controlling position size and sector weightings. We have occasionally trimmed large positions when price gains pushed stock valuations beyond our annual targets or raised industry weightings to uncomfortable levels. Adhering to this approach, we locked in substantial gains on our positions in Emerson Electric, AOL Time Warner, Stilwell Financial and Cintas. At the end of the latest quarter, no single equity position accounted for more than 5% of the portfolio.

  Bear markets are certainly challenging, but they come with the territory. Since market timing is almost always a losing proposition, we think long-term investors should stay the course. In a more positive light, declining markets create opportunities to buy stocks that were previously overpriced. Sun Microsystems and Applied Materials, for example, are solid companies with commanding industry positions. We have also added to our holdings of Dell Computer, Intel, and Texas Instruments during the last year.

  We will continue to focus on long-term ownership of quality businesses with solid cash-generating capability. While bewilderingly unpredictable in the short run, we are confident that stock prices will parallel business performance in the long run. Viewing dividend increases as a sign of management confidence, we are pleased that our companies have increased cash dividends at three times the market rate during the last five years. We expect continued dividend increases, along with strategic acquisitions and share repurchases, as our companies effectively reinvest free cash flows to increase shareholder value.

  We are gratified that value-based fundamental investing is back in favor, as this plays to our strength. We will continue to manage as we have, mindful of risk as we work to enhance your wealth.

Fixed Income Review

         "The instability of the economy is equaled only by the instability of economists."

                                               --John H. Williams, 1956.

  As we had been expecting, during the twelve-month period ended March 31, 2001, the yield curve steepened considerably with the yields on one- to two-year securities declining by approximately 225 basis points,(2) while long rates, as measured by thirty-year bonds, declined less than 0.4%. This resultant steepening of the yield curve was of significant benefit to fixed income investors, particularly those that concentrate on the intermediate portion of the yield curve. During this period, the Lehman Intermediate U.S. Government/Credit Index posted a return of 12.16%. I am pleased to report that the fixed income portion of the Fund continued to outperform its benchmark, posting a return of 12.49%.

  The Fund's outperformance during this period was primarily attributable to the portfolio's concentration in intermediate securities and a relatively high weighting in U.S. Treasury, government agency and mortgage-backed securities, which were the best performing sectors over this period. Additionally, our underweighting in corporate bonds during this period was additive to returns, as yield spreads in the corporate sector generally widened during this period as a result of fears of further credit deterioration.

  More recently, we have begun to reduce the Fund's exposure to U.S. Treasury securities and increase our holdings in corporate bonds, which we believe offer the most compelling returns going forward. Indeed, our corporate bond holdings are now in excess of 45% of the fixed income portion of the portfolio, which is the highest percentage exposure to this sector that we have had since the Fund's inception.

  Last year, we believed the Federal Reserve was tightening credit conditions far more than was warranted, and, in fact, probably was the primary reason for the significant price declines of the U.S. equity markets. Presently, we are equally concerned that this recent succession of interest rate cuts will

---------------
(2) 100 basis points = 1%.

also prove to be excessive, which could lead to pressure on interest rates in the latter part of the year. Accordingly, we continue to urge fixed income investors to acquire neck braces and shoulder harnesses as market participants will continue to be whipsawed by a hyperactive Federal Reserve Board. The current debate on Wall Street about the economy can be characterized as alphabet soup, with one school of thought being that we will experience a V-shaped recovery, another group believing in the U-shaped recovery and the most pessimistic participants expecting the so-called L-shaped recovery. In addition, many market pundits continue to adhere to the ill-conceived four words: "It's different this time," and believe that this recent spate of interest rates cuts will not lead to a meaningful economic recovery because "it's different this time." We, on the other hand, tend to believe that this easing of monetary policy will eventually jump start the economy and, in the not too distant future, I would not be surprised to hear about concerns of an overheated economy once again.

  If the yield curve remains positive and/or steepens even further, we believe this should result in favorable conditions for Fund shareholders as it is this type of market that typically fosters the best returns in so-called spread assets, i.e., corporate bonds and mortgage-backed securities, which represent the majority of our holdings at this point.

  The thing we remain most steadfast about is that the economy and the markets will continue to confound the consensus.

  As always, we appreciate your continued confidence and trust.

                                             James B. Hagerty, CFA

                                             Dale H. Rabiner, CFA

                                             Peter A. Sorrentino, CFA

April 24, 2001

DJIA 10454.3

                 ---------------------------------------------

U.S. Small-Capitalization Value Trust

     For the quarter, the portfolio rose 5.6%, compared to a gain of 1.0% for the Russell 2000 Value and losses of -6.5% for the Russell 2000 and -11.9% for the S&P 500. For the fiscal year ending March 31, 2001, the portfolio's Primary Class returned 21.5%, compared to returns of 19.5% for the Russell 2000 Value, -15.3% for the Russell 2000, and -21.7% for the S&P 500.

  During the last twelve months, the U.S. equity market continued to exhibit the extreme volatility that has become almost commonplace. Amidst this turmoil, small-cap value stocks were the best performing domestic asset class by a wide margin. In turn, the Fund's portfolio outperformed the Russell 2000 Value by 200 basis points.(3) One of the catalysts for this outperformance was the long-awaited return to evaluating companies on a sound, fundamental basis. In late 1999 and early 2000, investors focused

---------------
(3) 100 basis points = 1%.

almost exclusively on technology and biotechnology and ignored our holdings. The favored companies had rapidly accelerating stock prices, but often no profits and only hastily assembled business plans. As we have mentioned previously, we believe investors will always return to the long-term fundamental drivers of markets: earnings, valuations and economic worth. A second catalyst was the relative valuation levels of small-cap value stocks. These stocks -- completely ignored during the tech-dominated growth momentum rally of 1999 and early
2000 -- had reached historically low valuation levels versus the overall U.S. equity market. Beginning in March 2000, investors apparently could no longer ignore this situation.

  Early in the fiscal year, the deteriorating fundamentals and prices in the technology sector, particularly among Internet companies, dominated the equity markets. More recently, investor concerns about the depth and the length of the current U.S. economic slowdown have become the market's focus. The Federal Reserve's initial 50-basis-point rate cut on January 3 sparked optimism that quick Fed action would moderate the economic downturn and hasten a quick recovery. As a result, the market rallied broadly in January 2001, with many of the year 2000's poorest performing stocks leading the upswing. Despite two additional 50-basis-point cuts in the quarter, the seemingly endless stream of corporate profit warnings subsequently captured investors' focus. Consequently, U.S. equity markets were sharply lower in the last two months of the quarter, easily wiping out January's gains in most sectors. Day-to-day volatility was high as investors' confidence in the economy varied dramatically. In this market decline, small-cap value stocks' low relative valuations provided substantial support, as the stocks fell much less than other asset classes -- their valuations already fully reflected depressed expectations for earnings and the economy.

  Our consistent adherence to our investment philosophy and process is again producing results consistent with our long-term expectations. The portfolio has rallied compared to the overall market as investors shifted back toward evaluating stocks on a fundamental basis, not solely on overly optimistic growth expectations. Indeed, as mentioned above, stock returns over the past twelve months confirm that valuation does matter. As an example, despite the economic turmoil, some of the Fund's economically sensitive holdings provided the strongest contribution this quarter to the portfolio's return relative to the benchmarks. Our textiles, retailers, housing, metals, and manufacturing stocks performed better than the index holdings in each sector. Their economic sensitivity, given their solid fundamentals, was less important than their extremely low valuations and expectations in the face of serious economic concerns.

  The portfolio's relative return in the fiscal year also benefited from our low weightings in technology, the growth sector that continues to be hit hard as expectations adjust down from the extreme levels of last year. Technology stocks, with their still-high expectations, reported some of the greatest earnings disappointments recently, and certainly have been the year's worst performers. Another significant contributor to the portfolio's market-leading performance in 2001 has been the rebound in the smallest stocks in the portfolio. In 2000, these stocks lagged the rest of the small-cap market and had reached the deepest valuation discount. With the Fed's surprise action in early January to lower interest rates, these stocks moved sharply higher. With the market's later retrenchment, these smallest-cap value stocks had the low valuations that enabled them to hold up as well or better than the rest of the small-cap market.

  Some technology stocks, particularly in the semiconductor manufacturing equipment and cable/fiber infrastructure areas, have fallen far enough to reach attractive valuation levels. We have begun to invest in the stocks that we identify as having sustainable earnings and have returned to normal price levels.

At the same time, we have been reducing our holdings in the homebuilding sector as these stocks performed very well in late 2000 and early 2001. We have been selling these stocks as they reached our sell targets based on valuations and/or market capitalization.

  Despite the portfolio's strong performance in late 2000 and early 2001, valuations in the portfolio remain at historically low levels compared to the rest of the U.S. equity market and the Russell 2000 Value Index. These attractive valuations provide the potential for continued strong performance regardless of the market's direction. If the market continues to falter, the portfolio's low valuations and low earnings expectations should provide downside protection. Historically, the portfolio's return has been defensive versus its benchmarks during difficult times. During the first quarter, for instance, on days when the Russell 2000 Value, Russell 2000, or S&P 500 was down, the Fund's portfolio was down less, on average, than that index. On the other hand, should signs of economic recovery begin to accumulate, our portfolio, with its dedication to value investing, has had a consistent tendency to perform well during economic turnarounds. In the past, Fed rate cuts have often been the stimulus for economic recovery. Small-cap value stocks in general and the Fund's consistent value style in particular have been strong performers when the Fed was lowering short-term rates. In summary, this point in market and economic cycles tends to be positive for small-cap value and should enable our portfolio to extend its recent run of outperformance.

                                             Henry F. Otto

                                             Steven M. Tonkovich

April 25, 2001

DJIA 10625.2

                 ---------------------------------------------

Financial Services Fund

  What a difference a year makes! While we were complaining about investors' "invincible ignorance" and moaning about our financial holdings last April, we did make one very meaningful statement:

         "We feel that there is going to be a large sell-off, as there has been too much money made too quickly. The NASDAQ has doubled since April 1999. People are not buying companies, they are buying stock symbols. Unfortunately, none of those symbols represent companies with the term 'Financial' in their titles."

  Talk about perfect timing! Financial stocks caught fire right after our report and we closed out the year very positively. For the twelve months ended March 31, 2001, the Financial Services Fund's Primary Class was up 20.04%. This compares to a +15.29% return for the Lipper Financial Services Fund Index, +11.41% for the S&P Financial Index, and a -21.68% return for the S&P 500. Our financial holdings correctly anticipated the interest rate cuts Mr. Greenspan would deliver in the first calendar quarter of 2001.

  We have had to contend with rising interest rates since the Fund's inception (November 1998), and as most investors are aware, financial stocks perform better in a declining rate environment. We continue to see Mr. Greenspan easing, as the economy is probably weaker than the investing public realizes. We are guided in this belief by the softening of capital investment and the persistent erosion in current and expected profitability for U.S. companies, witnessed by the "R" word being mentioned much more frequently. In addition, many companies have announced layoffs, which haven't even shown up in the employment figures to date.

  One could question, based on our view of the economy, how can we be positive about financial stocks? The combination of deteriorating capital markets and worsening credit trends hurt all types of financial companies. The only positive to offset this is declining interest rates. We think the market is wrestling with this situation right now and that interest rates will win. We are sanguine about the credit quality of our bank holdings, as the portfolio holds a higher percentage of regional banks. Regional banks tend to lend locally and know their credits, mitigating the results of a worsening credit cycle. In addition, regional banks have less capital markets exposure than larger banks and other types of companies. Simplistically, financial companies earn their profits either through spread income (interest rate dependent) or through fee income (capital markets dependent) or some combination of the two. Right now, interest rates are the positive.

  Moving on to the fee income group, which is mostly made up of life insurers, asset managers and brokers, the deterioration in the capital markets has hurt near-term prospects for these companies. However, the demographics are still powerful, as the aging population needs to deal with an ever-closer retirement. Life insurers and mutual fund companies, as well as banks, are participating in the growth business of asset accumulation. The current hiccup in the markets is just a temporary blip. One of the reasons why financial companies seek to diversify is to gain a balance between spread and fee income, thus never being totally dependent upon one source. Generally speaking, when one area of the business is doing well, e.g., mutual fund inflows, the flip side would be a decline in deposits. Because of this phenomenon, we have chosen to balance the Fund between fee and spread income companies. To that end, we have recently added to our regional bank holdings.

  We are confident this year will prove to be another rewarding year for financial companies, notwithstanding the volatile market. We think as the year unfolds, there will be upside surprises in these stocks, as their margins widen and credit quality remains manageable. At the very least, for the first time in two years, Mr. Greenspan is on our side. As always, we thank you for your support.

                                             Amy LaGuardia, CFA

                                             Miles Seifert

April 24, 2001

DJIA 10454.3

Performance Information
Legg Mason Investors Trust, Inc.

Performance Comparison of a $10,000 Investment as of March 31, 2001

     The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

     Each Fund offers Primary Class and Institutional Class shares. (The Institutional Class was formerly referred to as the Navigator Class.) Balanced Trust offers an additional class of shares: Financial Intermediary Class. Financial Services Fund also offers an additional class of shares: Class A. The Institutional Classes of American Leading Companies Trust and Financial Services Fund are not currently active. Information about the Institutional and Financial Intermediary Classes, offered only to certain institutional investors, is contained in a separate report to the shareholders of those classes.

     The following graphs compare each Fund's total returns against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line for Financial Services Fund Class A shares reflects the maximum sales charge of 4.75% (the return table shown with the respective graph provides information both including and excluding the effect of the maximum sales charge). The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses, and assumes reinvestment of all dividends and distributions.

American Leading Companies Trust -- Primary Class

                                                               CUMULATIVE    AVERAGE ANNUAL
                                                              TOTAL RETURN    TOTAL RETURN
                                                              ------------   --------------
One Year                                                          -1.65%          -1.65%
Five Years                                                       +85.03          +13.10
Life of Class+                                                  +131.54          +11.72

---------------
+ Inception date:  September 1, 1993.

                                                                 AMERICAN LEADING COMPANIES        STANDARD & POOR'S 500 STOCK
                                                                    TRUST PRIMARY CLASS                 COMPOSITE INDEX(1)
                                                                 --------------------------        ---------------------------
9/1/93                                                                   $ 10000                            $ 10000
                                                                            9960                               9923
12/31/93                                                                   10085                              10153
                                                                            9714                               9768
                                                                            9714                               9809
                                                                           10077                              10289
12/31/94                                                                    9662                              10287
                                                                           10321                              11289
                                                                           10869                              12367
                                                                           11557                              13349
12/31/95                                                                   11879                              14153
                                                                           12513                              14913
                                                                           13005                              15582
                                                                           13557                              16064
12/31/96                                                                   15248                              17403
                                                                           15608                              17869
                                                                           17990                              20990
                                                                           18827                              22561
12/31/97                                                                   18869                              23209
                                                                           21100                              26447
                                                                           20969                              27320
                                                                           18470                              24602
12/31/98                                                                   22893                              29842
                                                                           25219                              31330
                                                                           26099                              33540
                                                                           22269                              31442
12/31/99                                                                   24096                              36121
                                                                           23542                              36949
                                                                           23407                              35968
                                                                           24002                              35619
12/31/00                                                                   24218                              32832
3/31/01                                                                    23154                              28940

Balanced Trust -- Primary Class

                                                               CUMULATIVE    AVERAGE ANNUAL
                                                              TOTAL RETURN    TOTAL RETURN
                                                              ------------   --------------
One Year                                                          -3.68%          -3.68%
Life of Class+                                                   +27.73           +5.59

---------------
+ Inception date:  October 1, 1996.

                                                                                       STANDARD & POOR'S     LEHMAN INTERMEDIATE
                                           BALANCED TRUST        LIPPER BALANCED      500 STOCK COMPOSITE    GOVERNMENT/CORPORATE
                                           PRIMARY CLASS          FUND INDEX(3)           INDEX(1)(4)           BOND INDEX(5)
                                           --------------        ---------------      -------------------    --------------------
10/1/96                                      $ 10000                $ 10000                $ 10000                $ 10000
12/31/96                                       10383                  10559                  10833                  10245
                                               10202                  10609                  11124                  10233
                                               11114                  11752                  13066                  10535
                                               12026                  12507                  14044                  10819
12/31/97                                       12325                  12703                  14448                  11051
                                               13038                  13708                  16463                  11223
                                               12850                  13916                  17007                  11435
                                               11941                  13111                  15315                  11948
12/31/98                                       13016                  14619                  18576                  11983
                                               12687                  14854                  19503                  11961
                                               13092                  15521                  20879                  11913
                                               12343                  14878                  19573                  12023
12/31/99                                       12838                  15932                  22485                  12030
                                               13262                  16406                  23001                  12210
                                               13235                  16209                  22390                  12417
                                               13316                  16531                  22173                  12774
12/31/00                                       13278                  16312                  20438                  13247
3/31/01                                        12773                  15495                  18015                  13696

U.S. Small-Cap Value Trust -- Primary Class

                                                               CUMULATIVE    AVERAGE ANNUAL
                                                              TOTAL RETURN    TOTAL RETURN
                                                              ------------   --------------
One Year                                                         +21.48%         +21.48%
Life of Class+                                                    -6.13           -2.24

---------------
+ Inception date:  June 15, 1998.

                                                                 U.S. SMALL-CAP VALUE TRUST           RUSSELL 2000 INDEX(4)
                                                                 --------------------------           ---------------------
6/15/98                                                                    10000                              10000
                                                                           10050                              10000
                                                                            7880                               7985
12/31/98                                                                    8680                               9288
                                                                            7810                               8784
                                                                            9459                              10150
                                                                            8395                               9508
12/31/99                                                                    8246                              11262
                                                                            7727                              12060
                                                                            7520                              11604
                                                                            8267                              11732
12/31/00                                                                    8889                              10922
3/31/01                                                                     9387                              10211

Financial Services Fund -- Primary Class

                                                               CUMULATIVE    AVERAGE ANNUAL
                                                              TOTAL RETURN    TOTAL RETURN
                                                              ------------   --------------
One Year                                                         +20.04%         +20.04%
Life of Class+                                                   +10.20           +4.18

---------------
+ Inception date:  November 16, 1998.

                                                               LIPPER FINANCIAL                               STANDARD & POOR'S
                                       FINANCIAL SERVICES       SERVICES FUND         STANDARD & POOR'S      500 STOCK COMPOSITE
                                       FUND PRIMARY CLASS        INDEX(5)(6)        FINANCIALS INDEX(5)(7)       INDEX(1)(5)
                                       ------------------      ----------------     ----------------------   -------------------
11/16/98                                     10000                  10000                    10000                  10000
12/31/98                                     10570                  10371                    10205                  10576
                                              9940                  10503                    10964                  11103
                                             10430                  10980                    11515                  11886
                                              9050                   9464                     9760                  11143
12/31/99                                      9410                   9917                    10610                  12801
                                              9180                   9936                    10850                  13094
                                              9230                   9764                    10557                  12747
                                             10880                  11855                    13057                  12623
12/31/00                                     12170                  12568                    13377                  11635
3/31/01                                      11020                  11456                    12089                  10256

Financial Services Fund -- Class A

                                                                 CUMULATIVE TOTAL                    AVERAGE ANNUAL
                                                                      RETURN                          TOTAL RETURN
                                                              -----------------------            -----------------------
One Year                                                       +20.91%*       +15.20%             +20.91%*       +15.20%
Life of Class+                                                 +12.20*         +6.86               +4.98*         +2.84

---------------
+ Inception date:  November 16, 1998.

* This column reflects return information on Class A shares excluding the maximum 4.75% sales charge. The second column in the table reflects return information including the maximum sales charge.

                                                               LIPPER FINANCIAL                               STANDARD & POOR'S
                                       FINANCIAL SERVICES       SERVICES FUND         STANDARD & POOR'S      500 STOCK COMPOSITE
                                        FUND CLASS A(10)           INDEX(7)          FINANCIALS INDEX(8)         INDEX(1)(9)
                                       ------------------      ----------------     ----------------------   -------------------
11/16/98                                   $  9525                $ 10000                  $ 10000                $ 10000
12/31/98                                     10077                  10371                    10205                  10576
                                              9487                  10503                    10964                  11103
                                              9982                  10980                    11515                  11886
                                              8687                   9464                     9760                  11143
12/31/99                                      9039                   9917                    10610                  12801
                                              8839                   9936                    10850                  13094
                                              8906                   9764                    10557                  12747
                                             10516                  11855                    13057                  12623
12/31/00                                     11773                  12568                    13377                  11635
3/31/01                                      10687                  11456                    12089                  10256

---------------
 (1) An unmanaged index of widely held common stocks.
 (2) Index returns are for the periods beginning August 31, 1993.
 (3) The Lipper Balanced Fund Index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratio ranges of approximately 60% / 40%. Index returns are for the periods beginning September 30, 1996.
 (4) Index returns are for the periods beginning September 30, 1996.
 (5) The Lehman Intermediate Government/Credit Index includes government and corporate bond securities, including U.S. Government Treasury and agency securities, corporate and Yankee bonds. The index returns are market value weighted, inclusive of accrued interest, and include bonds with maturities between 1 and 10 years. Index returns are for the periods beginning September 30, 1996.
 (6) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 7.5% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $466 million. Index returns are for the periods beginning June 30, 1998.
 (7) The Lipper Financial Services Fund Index is composed of approximately 10 funds whose primary objective is to invest 65% of their portfolios in equity securities of companies engaged in providing financial services. Index returns are for the periods beginning November 30, 1998.
 (8) The Standard & Poor's Financial Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the Standard & Poor's 500 Index. Index returns are for the periods beginning November 30, 1998.
 (9) Index returns are for the periods beginning November 30, 1998.
(10) This performance graph reflects the maximum 4.75% sales charge.

American Leading Companies Trust

SELECTED PORTFOLIO PERFORMANCE (A)

 Strong performers for the year ended March 31, 2001(B)
--------------------------------------------------------
 1.   Health Net Inc.                           +157.6%
 2.   Washington Mutual, Inc.                   +106.6%
 3.   UnitedHealth Group Incorporated            +98.8%
 4.   Waste Management Inc.                      +80.5%
 5.   Toys "R" Us, Inc.                          +69.5%
 6.   MGIC Investment Corporation                +56.8%
 7.   The TJX Companies, Inc.                    +44.2%
 8.   Fannie Mae                                 +41.0%
 9.   Avon Products, Inc.                        +37.6%
10.   Mellon Financial Corporation               +37.4%

 Weak performers for the year ended March 31, 2001(B)
--------------------------------------------------------
 1.   Amazon.com, Inc.                           -84.7%
 2.   Gateway, Inc.                              -68.3%
 3.   Intel Corporation                          -60.1%
 4.   WorldCom, Inc.                             -58.8%
 5.   Dell Computer Corporation                  -52.4%
 6.   Microsoft Corporation                      -48.5%
 7.   Unisys Corporation                         -45.1%
 8.   AOL Time Warner Inc.                       -40.3%
 9.   Koninklijke (Royal) Philips
        Electronics N.V.                         -39.5%
10.   General Motors Corporation                 -37.4%

(A) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

(B) Securities held for the entire year.

PORTFOLIO CHANGES

Securities added during the 1st quarter 2001
--------------------------------------------------
Applied Materials, Inc.

Securities sold during the 1st quarter 2001
--------------------------------------------------
None

Balanced Trust

SELECTED PORTFOLIO PERFORMANCE (A)

Strong performers for the year ended March 31, 2001(B)
-------------------------------------------------------
 1.   CVS Corporation                          +55.7%
 2.   Anheuser-Busch Companies, Inc.           +47.6%
 3.   SYSCO Corporation                        +46.8%
 4.   Union Pacific Corporation                +43.8%
 5.   Charter One Financial, Inc.              +41.5%
 6.   Fannie Mae                               +41.0%
 7.   Mellon Financial Corporation             +37.4%
 8.   Abbott Laboratories                      +34.1%
 9.   Johnson & Johnson                        +24.8%
10.   Texaco Inc.                              +23.8%

 Weak performers for the year ended March 31, 2001(B)
-------------------------------------------------------
 1.   Nortel Networks Corporation               -77.7%
 2.   Intel Corporation                        -60.1%
 3.   WorldCom, Inc.                           -58.8%
 4.   Dell Computer Corporation                -52.4%
 5.   Microsoft Corporation                    -48.5%
 6.   Broadwing Inc.                           -48.5%
 7.   AOL Time Warner Inc.                     -40.3%
 8.   The Home Depot, Inc.                     -33.2%
 9.   The Walt Disney Company                  -30.9%
10.   McDonald's Corporation                   -29.3%

(A) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

(B) Securities held for the entire year.

PORTFOLIO CHANGES

Securities added during the 1st quarter 2001
--------------------------------------------------
Biomet, Inc.
Caterpillar Financial Services Corporation, 6.09%,
  3/1/04
DaimlerChrysler North America Holding Corp.,
  7.75%, 5/27/03
Ford Motor Credit Company, 6.875%, 2/1/06
Gap Incorporated, 6.9%, 9/15/07
General Electric Capital Corporation, 6.5%,
  12/10/07
Government National Mortgage Association, 6%,
  12/15/99
Government National Mortgage Association, 6%,
  3/15/29
Hewlett-Packard Company, 7.15%, 6/15/05
International Paper Capital Trust, Inc., Cv.
Jefferson-Pilot Corporation
J.P. Morgan Chase & Co.
Lincoln National Corporation
Unilever Capital Corporation, 6.875%, 11/1/05
United States Treasury Notes, 5.5%, 2/28/03
United States Treasury Notes, 5.25%, 8/15/03
United States Treasury Notes, 5.25%, 5/15/04
The Walt Disney Company, 5.125%, 12/15/03

Securities sold during the 1st quarter 2001
--------------------------------------------------
Fannie Mae, 6%, 1/1/27
General Electric Capital Corporation, 6.29%,
  12/15/07
Government National Mortgage Association, 8%,
  2/15/30 - 7/15/30
United States Treasury Notes, 6.625%, 3/31/02

U.S. Small-Capitalization Value Trust (A)

SELECTED PORTFOLIO PERFORMANCE (B)

Strong performers for the year ended March 31, 2001(C)
-------------------------------------------------------
 1.   Standard Commercial Corporation         +235.7%
 2.   Hancock Fabrics, Inc.                   +162.6%
 3.   Universal Corporation                   +161.8%
 4.   Hovnanian Enterprises, Inc.             +134.6%
 5.   Alliant Techsystems Inc.                +125.6%
 6.   Koss Corporation                        +125.5%
 7.   Woodward Governor Company               +123.4%
 8.   Interpool, Inc.                         +121.7%
 9.   The Ryland Group, Inc.                  +121.3%
10.   Penn Virginia Corporation               +117.8%

 Weak performers for the year ended March 31, 2001(C)
-------------------------------------------------------
 1.   Del Global Technologies Corp.             -86.8%
 2.   Personal Group of America, Inc.          -80.4%
 3.   RailWorks Corporation                    -78.4%
 4.   Travis Boats & Motors, Inc.              -74.5%
 5.   Superior TeleCom Inc.                    -72.8%
 6.   Catalina Lighting, Inc.                  -72.6%
 7.   SOS Staffing Services, Inc.              -71.8%
 8.   Printronix, Inc.                         -71.5%
 9.   Hayes Lemmerz International, Inc.        -70.8%
10.   OrthAlliance, Inc.                       -70.5%

Financial Services Fund

SELECTED PORTFOLIO PERFORMANCE (B)

 Strong performers for the year ended March 31, 2001(C)
--------------------------------------------------------
 1.   USA Education Inc.                        +118.1%
 2.   Washington Mutual, Inc.                   +106.6%
 3.   Cascade Bancorp                            +89.7%
 4.   Philadelphia Consolidated Holding Corp.    +87.3%
 5.   UnumProvident Corporation                  +71.9%
 6.   Southwest Bancorporation of Texas, Inc.    +61.4%
 7.   TCF Financial Corporation                  +58.7%
 8.   Walgreen Co.                               +58.5%
 9.   CVS Corporation                            +55.7%
10.   StanCorp Financial Group, Inc.             +53.8%

 Weak performers for the year ended March 31, 2001(C)
--------------------------------------------------------
 1.   Computer Sciences Corporation              -59.1%
 2.   Hooper Holmes, Inc.                        -49.9%
 3.   Guidant Corporation                        -23.5%
 4.   T. Rowe Price Group Inc.                   -20.7%
 5.   International Business Machines
        Corporation                              -18.5%
 6.   Marshall & Ilsley Corporation               -8.6%
 7.   Northern Trust Corporation                  -7.5%
 8.   Pacific Century Financial Corporation       -6.5%
 9.   Centennial Bancorp                          -4.0%
10.   State Street Corporation                    -3.6%

PORTFOLIO CHANGES

Securities added during the 1st quarter 2001
--------------------------------------------------
Anadarko Petroleum Corporation
Banknorth Group, Inc.
Pacific Northwest Bancorp
UCBH Holdings, Inc.

Securities sold during the 1st quarter 2001
--------------------------------------------------
A.G. Edwards, Inc.
CVB Financial Corp.
Neuberger Berman Incorporated
Solectron Corporation

(A) Portfolio changes are not reported for U.S. Small-Cap due to the Fund's high volume of trading.

(B) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.
(C) Securities held for the entire year.

Statement of Net Assets
Legg Mason Investors Trust, Inc.

March 31, 2001

(Amounts in Thousands)

American Leading Companies Trust

                                                              Shares/Par             Value
--------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 99.5%

Capital Goods -- 3.9%
  Electrical Equipment -- 1.2%
  General Electric Company                                           10             $    419
  Koninklijke (Royal) Philips Electronics N.V.                      108                2,883
                                                                                    --------
                                                                                       3,302
                                                                                    --------
  Waste Management -- 2.7%
  Waste Management Inc.                                             297                7,336
                                                                                    --------
Communications Services -- 3.2%
  Telecommunications (Cellular/Wireless) -- 1.3%
  Nextel Communications, Inc.                                       247                3,558(A)
                                                                                    --------
  Telecommunications (Long Distance) -- 1.5%
  WorldCom, Inc.                                                    223                4,167(A)
                                                                                    --------
  Telephone -- 0.4%
  ALLTEL Corporation                                                 20                1,039
                                                                                    --------
Consumer Cyclicals -- 15.0%
  Automobiles -- 1.6%
  Ford Motor Company                                                 87                2,433
  General Motors Corporation                                         40                2,053
                                                                                    --------
                                                                                       4,486
                                                                                    --------
  Lodging/Hotels -- 2.2%
  Starwood Hotels & Resorts Worldwide, Inc.                         173                5,884
                                                                                    --------
  Retail (Computers and Electronics) -- 2.1%
  Circuit City Stores-Circuit City Group                            545                5,777
                                                                                    --------
  Retail (General Merchandise) -- 1.3%
  Wal-Mart Stores, Inc.                                              69                3,499
                                                                                    --------
  Retail (Home Shopping) -- 0.4%
  Amazon.com, Inc.                                                  100                1,023(A)
                                                                                    --------
  Retail (Specialty-Apparel) -- 5.6%
  The TJX Companies, Inc.                                           480               15,360
                                                                                    --------

                                                              Shares/Par             Value
--------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Retail (Specialty) -- 1.8%
  Toys "R" Us, Inc.                                                 190             $  4,769(A)
                                                                                    --------
Consumer Staples -- 7.0%
  Distributors (Food and Health) -- 0.9%
  McKesson HBOC, Inc.                                                90                2,408
                                                                                    --------
  Entertainment -- 3.0%
  AOL Time Warner Inc.                                              202                8,110(A)
                                                                                    --------
  Household Products (Non-Durables) -- 1.0%
  Kimberly-Clark Corporation                                         40                2,686
                                                                                    --------
  Personal Care -- 0.7%
  Avon Products, Inc.                                                47                1,864
                                                                                    --------
  Retail (Food Chains) -- 1.4%
  Albertson's, Inc.                                                 124                3,939
                                                                                    --------
Financials -- 34.7%
  Banks (Major Regional) -- 4.3%
  Bank One Corporation                                              236                8,524
  Mellon Financial Corporation                                       77                3,128
                                                                                    --------
                                                                                      11,652
                                                                                    --------
  Financial (Diversified) -- 10.7%
  Citigroup Inc.                                                    292               13,134
  Fannie Mae                                                         89                7,084
  J.P. Morgan Chase & Co.                                           198                8,868
                                                                                    --------
                                                                                      29,086
                                                                                    --------
  Insurance (Multi-Line) -- 4.5%
  Berkshire Hathaway Inc. - Class B                                   6               12,403(A)
                                                                                    --------
  Insurance (Property/Casualty) -- 4.7%
  MGIC Investment Corporation                                       186               12,747
                                                                                    --------
  Money Center Banks -- 4.1%
  Bank of America Corporation                                        88                4,824
  Lloyds TSB Group plc                                              650                6,374
                                                                                    --------
                                                                                      11,198
                                                                                    --------

Legg Mason Investors Trust, Inc.

American Leading Companies Trust -- Continued

                                                              Shares/Par             Value
--------------------------------------------------------------------------------------------
Financials -- Continued
  Savings and Loan Companies -- 6.4%
  Washington Mutual, Inc.                                           317             $ 17,356
                                                                                    --------
Health Care -- 16.1%
  Health Care (Diversified) -- 2.8%
  Bristol-Myers Squibb Company                                       79                4,705
  Johnson & Johnson                                                  35                3,035
                                                                                    --------
                                                                                       7,740
                                                                                    --------
  Health Care (Drugs/Major Pharmaceuticals) -- 2.5%
  Merck & Co., Inc.                                                  62                4,729
  Schering-Plough Corporation                                        57                2,089
                                                                                    --------
                                                                                       6,818
                                                                                    --------
  Health Care (Managed Care) -- 10.8%
  Health Net Inc.                                                   711               14,660(A)
  UnitedHealth Group Incorporated                                   247               14,667
                                                                                    --------
                                                                                      29,327
                                                                                    --------
Technology -- 19.1%
  Communications Equipment -- 1.9%
  Lucent Technologies Inc.                                          247                2,465
  Motorola, Inc.                                                    190                2,709
                                                                                    --------
                                                                                       5,174
                                                                                    --------
  Computers (Hardware) -- 8.1%
  Dell Computer Corporation                                         218                5,600(A)
  Gateway, Inc.                                                     421                7,074(A)
  International Business Machines Corporation                        97                9,329
                                                                                    --------
                                                                                      22,003
                                                                                    --------
  Computers (Peripherals) -- 2.8%
  Lexmark International, Inc.                                       166                7,561(A)
                                                                                    --------
  Computers (Software/Services) -- 3.1%
  Microsoft Corporation                                              50                2,707(A)
  Unisys Corporation                                                420                5,884(A)
                                                                                    --------
                                                                                       8,591
                                                                                    --------
  Electronics (Semiconductors) -- 0.7%
  Intel Corporation                                                  69                1,823
                                                                                    --------

                                                              Shares/Par             Value
--------------------------------------------------------------------------------------------
Technology -- Continued
  Equipment (Semiconductors) -- 0.6%
  Applied Materials, Inc.                                            40             $  1,740(A)
                                                                                    --------
  Photography/Imaging -- 1.9%
  Eastman Kodak Company                                             129                5,134
                                                                                    --------
Transportation -- 0.5%
  Airlines -- 0.5%
  AMR Corporation                                                    35                1,215(A)
                                                                                    --------
Total Common Stock and Equity Interests (Identified
  Cost -- $207,844)                                                                  270,775
--------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.4%

Morgan Stanley Dean Witter & Co., Inc.
  5.32%, dated 3/30/01, to be repurchased at $991 on 4/2/01
  (Collateral: $991 Fannie Mae mortgage-backed securities,
  7.5%, due 8/1/30, value $1,018)                              $    991                  991
                                                                                    --------
Total Repurchase Agreements (Identified Cost -- $991)                                    991
--------------------------------------------------------------------------------------------
Total Investments -- 99.9% (Identified Cost -- $208,835)                             271,766
Other Assets Less Liabilities -- 0.1%                                                    384
                                                                                    --------

NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to
  14,889 Primary Class shares outstanding                      $210,298
Accumulated net realized gain/(loss) on investments and
  foreign currency transactions                                  (1,076)(B)
Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                                  62,928
                                                               --------
NET ASSETS -- 100.0%                                                                $272,150
                                                                                    ========
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                       $18.28
                                                                                    ========
--------------------------------------------------------------------------------------------

(A)Non-income producing.

(B)Includes distributions in excess of tax basis net realized gain of $1,047.

See notes to financial statements.

Statement of Net Assets
Legg Mason Investors Trust, Inc.

March 31, 2001

(Amounts in Thousands)

Balanced Trust

                                                              Shares/Par        Value
--------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 64.7%

Basic Materials -- 2.6%
  Construction and Building Materials -- 1.9%
  Martin Marietta Materials, Inc.                                   30         $ 1,281
                                                                               -------

  Paper and Forest Products -- 0.7%
  International Paper Capital Trust, Inc., Cv. Preferred            11             477
                                                                               -------

Capital Goods -- 7.2%
  Electrical Equipment -- 1.3%
  Emerson Electric Company                                          14             843
                                                                               -------

  Machinery (Diversified) -- 2.0%
  Dover Corporation                                                 38           1,362
                                                                               -------

  Manufacturing (Diversified) -- 3.9%
  Illinois Tool Works Inc.                                          29           1,648
  Tyco International Ltd.                                           23             994
                                                                               -------
                                                                                 2,642
                                                                               -------
Communications Services -- 3.2%
  Telephone -- 3.2%
  Broadwing Inc.                                                    69           1,322(A)
  WorldCom, Inc.                                                    44             822(A)
                                                                               -------
                                                                                 2,144
                                                                               -------
Consumer Cyclicals -- 5.1%
  Automobiles -- 1.2%
  Ford Motor Company                                                30             844
                                                                               -------

  Retail (Building Supplies) -- 0.8%
  The Home Depot, Inc.                                              12             517
                                                                               -------

  Retail (General Merchandise) -- 2.4%
  Target Corporation                                                45           1,624
                                                                               -------

  Services (Commercial and Consumer) -- 0.7%
  Cintas Corporation                                                12             473
                                                                               -------

                                                              Shares/Par        Value
--------------------------------------------------------------------------------------
Consumer Staples -- 11.3%
  Beverages (Alcoholic) -- 2.7%
  Anheuser-Busch Companies, Inc.                                    40         $ 1,837
                                                                               -------

  Distributors (Food and Health) -- 0.8%
  SYSCO Corporation                                                 20             530
                                                                               -------

  Entertainment -- 3.5%
  AOL Time Warner Inc.                                              30           1,184(A)
  The Walt Disney Company                                           40           1,144
                                                                               -------
                                                                                 2,328
                                                                               -------
  Restaurants -- 2.6%
  McDonald's Corporation                                            67           1,766
                                                                               -------

  Retail (Drug Stores) -- 1.7%
  CVS Corporation                                                   20           1,170
                                                                               -------
Energy -- 4.9%
  Oil (International Integrated) -- 4.0%
  BP Amoco Plc                                                      19             960
  Texaco Inc.                                                        8             531
  TotalFinaElf S.A.                                                 18           1,223
                                                                               -------
                                                                                 2,714
                                                                               -------
  Oil and Gas (Drilling and Equipment) -- 0.9%
  ENSCO International Incorporated                                   9             308
  Nabors Industries, Inc.                                            5             265(A)
                                                                               -------
                                                                                   573
                                                                               -------
Financials -- 12.8%
  Banks (Major Regional) -- 2.2%
  Mellon Financial Corporation                                      36           1,459
                                                                               -------

  Financial (Diversified) -- 7.7%
  Blackrock North American Government Income Trust, Inc.            48             474
  Chateau Communities, Inc.                                         10             302
  Citigroup Inc.                                                    47           2,114
  Fannie Mae                                                        23           1,807
  J.P. Morgan Chase & Co.                                           11             494
                                                                               -------
                                                                                 5,191
                                                                               -------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                                              Shares/Par        Value
--------------------------------------------------------------------------------------
Financials -- Continued
  Insurance (Life/Health) -- 0.8%
  Jefferson-Pilot Corporation                                        4         $   272
  Lincoln National Corporation                                       6             246
                                                                               -------
                                                                                   518
                                                                               -------
  Investment Management -- 1.0%
  Stilwell Financial, Inc.                                          25             670
                                                                               -------
  Savings and Loan Companies -- 1.1%
  Charter One Financial, Inc.                                       26             736
                                                                               -------
Health Care -- 10.0%
  Health Care (Diversified) -- 4.6%
  Abbott Laboratories                                               23           1,085
  Johnson & Johnson                                                 23           1,986
                                                                               -------
                                                                                 3,071
                                                                               -------
  Health Care (Drugs/Major Pharmaceuticals) -- 3.8%
  Merck & Co., Inc.                                                 24           1,822
  Pharmacia Corporation                                             15             755
                                                                               -------
                                                                                 2,577
                                                                               -------
  Health Care (Medical Products and Supplies) -- 1.6%
  Biomet, Inc.                                                       7             268
  Guidant Corporation                                               10             450(A)
  Medtronic, Inc.                                                    7             334
                                                                               -------
                                                                                 1,052
                                                                               -------
Technology -- 6.4%
  Communications Equipment -- 0.2%
  Nortel Networks Corporation                                        9             132
                                                                               -------
  Computers (Hardware) -- 3.1%
  Dell Computer Corporation                                         52           1,336(A)
  International Business Machines Corporation                        6             539
  Sun Microsystems, Inc.                                            16             241(A)
                                                                               -------
                                                                                 2,116
                                                                               -------
  Computers (Software/Services) -- 0.8%
  Microsoft Corporation                                             10             547(A)
                                                                               -------

                                                 Rate          Maturity Date          Shares/Par       Value
-------------------------------------------------------------------------------------------------------------
Technology -- Continued
  Electronics (Semiconductors) -- 1.8%
  Intel Corporation                                                                         22        $   579
  Texas Instruments Incorporated                                                            20            619
                                                                                                      -------
                                                                                                        1,198
                                                                                                      -------
  Equipment (Semiconductors) -- 0.5%
  Applied Materials, Inc.                                                                    8            331(A)
                                                                                                      -------
Transportation -- 1.2%
  Railroads -- 1.2%
  Union Pacific Corporation                                                                 14            787
                                                                                                      -------
Total Common Stocks and Equity Interests (Identified Cost -- $37,381)                                  43,510
-------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 15.5%

  Automobiles -- 1.8%
  DaimlerChrysler North America Holding Corp.   7.750%            5/27/03              $   400            413
  Ford Motor Credit Company                     6.875%             2/1/06                  775            796
                                                                                                      -------
                                                                                                        1,209
                                                                                                      -------
  Banking and Finance -- 2.8%
  Associates Corporation of North America       5.500%            2/15/02                  400            402
  General Electric Capital Corporation          6.500%            12/10/07                 750            784
  Merrill Lynch & Co., Inc.                     6.000%            11/15/04                 700            710
                                                                                                      -------
                                                                                                        1,896
                                                                                                      -------
  Computers (Hardware) -- 1.1%
  Hewlett-Packard Company                       7.150%            6/15/05                  700            737
                                                                                                      -------
  Consumer Services -- 1.2%
  Procter & Gamble Company                      6.600%            12/15/04                 800            839
                                                                                                      -------
  Entertainment -- 1.0%
  The Walt Disney Company                       5.125%            12/15/03                 700            700
                                                                                                      -------
  Finance -- 1.2%
  General Motors Acceptance Corporation         6.300%             7/8/02                  770            781
                                                                                                      -------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                                 Rate          Maturity Date          Shares/Par       Value
-------------------------------------------------------------------------------------------------------------
  Food -- 1.2%
  Unilever Capital Corporation                  6.875%            11/1/05              $   750        $   787
                                                                                                      -------
  Hotels and Restaurants -- 1.0%
  Hilton Hotels Corp.                           5.000%            5/15/06                  800            692
                                                                                                      -------
  Machinery (Diversified) -- 0.5%
  Caterpillar Financial Services Corporation    6.090%             3/1/04                  325            330
                                                                                                      -------
  Media -- 1.1%
  Tribune Company                               6.500%            7/30/04                  700            707
                                                                                                      -------
  Retail (Specialty-Apparel) -- 1.1%
  Gap Incorporated                              6.900%            9/15/07                  725            716
                                                                                                      -------
  Transportation -- 0.8%
  Union Pacific Corporation                     5.780%            10/15/01                 550            551
                                                                                                      -------
  Waste Management -- 0.7%
  Waste Management Inc.                         4.000%             2/1/02                  500            488
                                                                                                      -------
Total Corporate Bonds and Notes (Identified
  Cost -- $10,308)                                                                                     10,433
-------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations --14.3%

Fixed-Rate Securities -- 13.3%
Fannie Mae                                      5.125%            2/13/04                  750            757
Fannie Mae                                      6.500%            8/15/04                  700            734
Fannie Mae                                      6.770%             9/1/05                  375            397
Fannie Mae                                      7.125%            2/15/05                  375            401
Fannie Mae                                      7.250%            1/15/10                  350            387
Federal Farm Credit Bank                        5.520%            2/25/02                  600            605
United States Treasury Notes                    5.250%            8/15/03                1,000          1,021
United States Treasury Notes                    5.250%            5/15/04                1,000          1,024
United States Treasury Notes                    5.500%            2/28/03                1,000          1,022
United States Treasury Notes                    6.000%            8/15/09                  500            535
United States Treasury Notes                    6.500%            5/15/05                  930            997
United States Treasury Notes                    6.500%            10/15/06               1,000          1,086
                                                                                                      -------
                                                                                                        8,966
                                                                                                      -------

                                                 Rate          Maturity Date          Shares/Par       Value
-------------------------------------------------------------------------------------------------------------
Stripped Securities -- 1.0%
United States Treasury STRIPS                   0.000%            8/15/05              $   200        $   164(B)
United States Treasury STRIPS                   0.000%            11/15/05                 300            242(B)
United States Treasury STRIPS                   0.000%            5/15/06                  300            237(B)
                                                                                                      -------
                                                                                                          643
                                                                                                      -------
Total U.S. Government and Agency Obligations
  (Identified Cost -- $9,341)                                                                           9,609
-------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed
  Securities -- 4.6%

Fixed-Rate Securities -- 4.6%
Government National Mortgage Association        6.000%       8/15/28 to 3/15/31          3,135          3,080
                                                                                                      -------
Total U.S. Government Agency Mortgage-Backed
  Securities (Identified Cost -- $3,083)                                                                3,080
-------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 8.8%

State Street Bank & Trust Company
  4.75%, dated 3/30/01, to be repurchased at
  $5,945 on 4/2/01 (Collateral: $6,010 Fannie
  Mae mortgage-backed securities, 6.4%, due
  9/27/01, value $6,065)                                                                 5,943          5,943
                                                                                                      -------
Total Repurchase Agreements (Identified Cost -- $5,943)                                                 5,943
-------------------------------------------------------------------------------------------------------------
Total Investments -- 107.9% (Identified Cost -- $66,056)                                               72,575
Other Assets Less Liabilities -- (7.9)%                                                                (5,303)
                                                                                                      -------
NET ASSETS -- 100.0%                                                                                  $67,272
                                                                                                      =======

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued


-------------------------------------------------------------------------------------------------------------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
  3,090 Primary Class shares outstanding                                                              $34,700
    28 Institutional Class shares outstanding                                                             843
  2,662 Financial Intermediary Class shares outstanding                                                21,135
Undistributed net investment income                                                                       162
Accumulated net realized gain/(loss) on investments                                                     3,913
Unrealized appreciation/(depreciation) of investments                                                   6,519
                                                                                                      -------
NET ASSETS -- 100.0%                                                                                  $67,272
                                                                                                      =======
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                                        $11.64
                                                                                                      =======
  INSTITUTIONAL CLASS                                                                                  $11.64
                                                                                                      =======
  FINANCIAL INTERMEDIARY CLASS                                                                         $11.64
                                                                                                      =======
-------------------------------------------------------------------------------------------------------------

(A)Non-income producing.

(B)STRIPS -- Separate Trading of Registered Interest and Principal of Securities. This is a pre-stripped zero coupon bond that is a direct obligation of the U.S. Treasury.

See notes to financial statements.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
March 31, 2001
(Amounts in Thousands)

U.S. Small-Capitalization Value Trust

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
  Common Stock and Equity Interests -- 96.8%

Basic Materials -- 9.9%
  Agricultural Products -- 1.6%
  Standard Commercial Corporation                                    9              $   103
  The Anderson's Inc.                                                6                   54
  Universal Corporation                                             25                  974
                                                                                    -------
                                                                                      1,131
                                                                                    -------
  Aluminum -- 0.1%
  Commonwealth Industries, Inc.                                     11                   47
                                                                                    -------
  Chemicals -- 0.3%
  Aceto Corporation                                                  3                   29
  Georgia Gulf Corporation                                          10                  179
  Hawkins, Inc.                                                      3                   29
                                                                                    -------
                                                                                        237
                                                                                    -------
  Chemicals (Specialty) -- 2.0%
  A. Schulman, Inc.                                                 19                  228
  American Vanguard Corporation                                      1                   14
  Bairnco Corporation                                                6                   43
  Ethyl Corporation                                                 89                  134
  International Specialty Products Inc.                             22                  180(A)
  NL Industries, Inc.                                               39                  654
  Quaker Chemical Corporation                                        7                  119
  USEC Inc.                                                          3                   23
                                                                                    -------
                                                                                      1,395
                                                                                    -------
  Construction Materials -- 0.9%
  Oglebay Norton Company                                             3                   87
  Texas Industries, Inc.                                            18                  520
                                                                                    -------
                                                                                        607
                                                                                    -------
  Containers and Packaging (Paper) -- 0.5%
  Mail-Well, Inc.                                                   32                  155(A)
  Northern Technologies International Corporation                    2                   11
  Rock-Tenn Company                                                 22                  175
                                                                                    -------
                                                                                        341
                                                                                    -------
  Paper and Forest Products -- 1.5%
  Baltek Corporation                                                 1                    4(A)
  BCT International, Inc.                                            3                    4(A)
  Buckeye Technologies Inc.                                         30                  339(A)
  FiberMark, Inc.                                                    5                   60(A)
  Louisiana-Pacific Corporation                                     16                  154

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Basic Materials -- Continued
  Paper and Forest Products -- Continued
  Nortek, Inc.                                                       9              $   241(A)
  Pope & Talbot, Inc.                                               12                  147
  Workflow Management, Inc.                                         11                   65(A)
                                                                                    -------
                                                                                      1,014
                                                                                    -------
  Steel Products -- 1.2%
  Commercial Metals Company                                         11                  276
  Friedman Industries, Incorporated                                  5                   13
  Niagara Corporation                                                5                   10(A)
  Quanex Corporation                                                11                  204
  Roanoke Electric Steel Corporation                                 3                   53
  Steel Technologies Inc.                                            9                   56
  Synalloy Corporation                                               2                    8
  Universal Stainless & Alloy Products, Inc.                         3                   25(A)
  Worthington Industries, Inc.                                      20                  183
                                                                                    -------
                                                                                        828
                                                                                    -------
  Steel (Producers) -- 1.8%
  AK Steel Holding Corporation                                      70                  698
  Gibraltar Steel Corporation                                       11                  171(A)
  Northwest Pipe Company                                             6                   77(A)
  Steel Dynamics, Inc.                                              31                  345(A)
                                                                                    -------
                                                                                      1,291
                                                                                    -------
Capital Goods -- 20.0%
  Aerospace/Defense -- 1.9%
  Alliant Techsystems Inc.                                           7                  624(A)
  Ducommun Incorporated                                              3                   33(A)
  Kellstrom Industries, Inc.                                        10                   28(A)
  Ladish Co., Inc.                                                   9                  105(A)
  Triumph Group, Inc.                                                9                  338(A)
  Woodward Governor Company                                          4                  216
                                                                                    -------
                                                                                      1,344
                                                                                    -------
  Containers (Metal and Glass) -- 1.2%
  Ball Corporation                                                  14                  656
  Silgan Holdings Inc.                                              15                  167(A)
                                                                                    -------
                                                                                        823
                                                                                    -------
  Electrical Equipment -- 1.1%
  A.O. Smith Corporation                                             9                  174
  ACT Manufacturing, Inc.                                           10                  111(A)
  Ault Incorporated                                                  3                   13(A)
  Boston Acoustics, Inc.                                             4                   46

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Capital Goods -- Continued
  Electrical Equipment -- Continued
  Catalina Lighting, Inc.                                            4              $     5(A)
  Cohu, Inc.                                                        11                  174
  Herley Industries, Inc.                                            5                   65(A)
  Koss Corporation                                                   2                   71(A)
  Tech/Ops Sevcon, Inc.                                              1                   11
  XeTel Corporation                                                  2                    8(A)
  Zomax Incorporated                                                21                  106(A)
                                                                                    -------
                                                                                        784
                                                                                    -------
  Engineering and Construction -- 1.7%
  Butler Manufacturing Company                                       5                  113
  Comfort Systems USA, Inc.                                         14                   34(A)
  Corrpro Companies                                                  4                    7(A)
  Encompass Services Corporation                                    54                  264(A)
  Integrated Electrical Services, Inc.                              23                  129(A)
  MasTec, Inc.                                                      35                  475(A)
  Meadow Valley Corporation                                          2                    6(A)
  Noble International, Ltd.                                          5                   22
  Perini Corporation                                                 4                   30(A)
  RailWorks Corporation                                              3                    6(A)
  URS Corporation                                                    5                   89(A)
                                                                                    -------
                                                                                      1,175
                                                                                    -------
  Machinery (Diversified) -- 2.1%
  Cascade Corporation                                                9                  111
  Columbus McKinnon Corporation                                     13                   99
  Met-Pro Corporation                                                4                   51
  Milacron Inc.                                                     30                  540
  Pitt-Des Moines, Inc.                                              2                   63
  Raven Industries, Inc.                                             4                   65
  Shiloh Industries, Inc.                                            4                   17(A)
  TB Wood's Corporation                                              4                   33
  Tecumseh Products Company                                          6                  276
  The Manitowoc Company, Inc.                                        7                  173
                                                                                    -------
                                                                                      1,428
                                                                                    -------
  Manufacturing (Diversified) -- 4.8%
  Actuant Corporation                                                2                   26
  Allied Research Corporation                                        3                   24(A)
  Alpha Technologies Group, Inc.                                     6                   34(A)
  Ampco-Pittsburgh Corporation                                       7                   77
  Donnelly Corporation                                               3                   35
  Foilmark, Inc.                                                     5                   16(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Capital Goods -- Continued
  Manufacturing (Diversified) -- Continued
  GenCorp Inc.                                                      25              $   268
  Griffon Corporation                                               23                  183(A)
  Kaman Corporation                                                 18                  300
  Lawson Products, Inc.                                              6                  143
  Myers Industries, Inc.                                             6                   88
  NACCO Industries, Inc.                                             6                  380
  National Service Industries, Inc.                                 13                  312
  Penn Engineering & Manufacturing Corp. - Class A                   4                  156
  ROHN Industries, Inc.                                              2                    7(A)
  Spartech Corporation                                              16                  253
  Standex International Corporation                                  8                  188
  Terex Corporation                                                  6                   97(A)
  The First Years Inc.                                               2                   21
  The York Group, Inc.                                               6                   37(A)
  Tredegar Corporation                                              24                  419
  Trinity Industries, Inc.                                          14                  281
                                                                                    -------
                                                                                      3,345
                                                                                    -------
  Manufacturing (Specialized) -- 3.4%
  Albany International Corp.                                         5                   92(A)
  Astec Industries, Inc.                                            17                  215(A)
  Briggs & Stratton Corporation                                      7                  265
  Fansteel Inc.                                                      5                   20(A)
  Gehl Company                                                       4                   52(A)
  Global Imaging Systems, Inc.                                       7                   38(A)
  IKON Office Solutions, Inc.                                        1                    8
  JLG Industries, Inc.                                              49                  634
  Lincoln Electric Holdings, Inc.                                   14                  301
  PrimeSource Corporation                                            4                   15
  Regal-Beloit Corporation                                          13                  220
  SPS Technologies, Inc.                                             4                  185(A)
  York International Corporation                                    12                  343
                                                                                    -------
                                                                                      2,388
                                                                                    -------
  Metals -- 1.7%
  Chase Industries, Inc.                                            11                  126(A)
  General Cable Corporation                                         20                  213
  Metals USA, Inc.                                                  29                   77
  Mueller Industries Inc.                                           19                  562(A)
  Superior TeleCom Inc.                                             17                   60(A)
  Wolverine Tube, Inc.                                              10                  129(A)
                                                                                    -------
                                                                                      1,167
                                                                                    -------

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Capital Goods -- Continued
  Office Equipment and Supplies -- 1.8%
  Ennis Business Forms, Inc.                                        16              $   127
  New England Business Service, Inc.                                 8                  141
  The Standard Register Company                                     16                  253
  United Stationers Inc.                                            24                  584(A)
  Wallace Computer Services, Inc.                                    7                  114
                                                                                    -------
                                                                                      1,219
                                                                                    -------
  Trucks and Parts -- 0.2%
  Collins Industries, Inc.                                           5                   15
  Featherlite Inc.                                                   4                    7(A)
  Supreme Industries, Inc.                                           9                   29(A)
  Wabash National Corporation                                        7                   75
                                                                                    -------
                                                                                        126
                                                                                    -------
  Waste Management -- 0.1%
  The IT Group, Inc.                                                19                   84(A)
                                                                                    -------
Consumer Cyclicals -- 33.5%
  Auto Parts and Equipment -- 4.2%
  ArvinMeritor, Inc.                                                49                  675
  Bandag, Incorporated - Class A                                     4                   78
  BorgWarner, Inc.                                                   9                  349
  Cooper Tire & Rubber Company                                      53                  598
  Dura Automotive Systems, Inc.                                     12                  103(A)
  Edelbrock Corporation                                              2                   26
  Gentek, Inc.                                                      17                  226
  Hayes Lemmerz International, Inc.                                 10                   56(A)
  Intermet Corporation                                              20                   55
  Midas, Inc.                                                       13                  172
  R & B, Inc.                                                        6                   11(A)
  Standard Motor Products, Inc.                                      2                   17
  Strattec Security Corporation                                      2                   73(A)
  TBC Corporation                                                   15                   88(A)
  Tower Automotive, Inc.                                            38                  410(A)
                                                                                    -------
                                                                                      2,937
                                                                                    -------
  Building Materials -- 2.3%
  Ameron International Corporation                                   3                  128
  Centex Construction Products, Inc.                                16                  441
  Dal-Tile International Inc.                                       22                  331(A)
  NCI Building Systems, Inc.                                        15                  255(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Building Materials -- Continued
  U. S. Concrete, Inc.                                              11              $    94(A)
  Universal Forest Products, Inc.                                   23                  351
                                                                                    -------
                                                                                      1,600
                                                                                    -------
  Consumer (Jewelry, Novelties and Gifts) -- 1.9%
  American Greetings Corporation                                    51                  542
  Department 56, Inc.                                               12                  109(A)
  Enesco Group, Inc.                                                 8                   50(A)
  Lancaster Colony Corporation                                       9                  253
  OroAmerica, Inc.                                                   4                   34(A)
  Russ Berrie and Company, Inc.                                     14                  353
                                                                                    -------
                                                                                      1,341
                                                                                    -------
  Electrical Equipment -- 0.1%
  The Lamson & Sessions Co.                                          8                   59(A)
                                                                                    -------
  Footwear -- 0.5%
  Brown Shoe Company, Inc.                                           6                  106
  Saucony, Inc.                                                      1                    8(A)
  Steven Madden, Ltd.                                                7                  104(A)
  The Stride Rite Corporation                                       13                   99
                                                                                    -------
                                                                                        317
                                                                                    -------
  Gaming, Lottery and Pari-Mutuel Companies -- 1.8%
  Black Hawk Gaming & Development Company, Inc.                      3                   25(A)
  Boyd Gaming Corporation                                           46                  155(A)
  GTECH Holdings Corporation                                        25                  692(A)
  Isle of Capri Casinos, Inc.                                       26                  274(A)
  Lakes Gaming, Inc.                                                 8                   71(A)
                                                                                    -------
                                                                                      1,217
                                                                                    -------
  Hardware and Tools -- 0.7%
  CompX International Inc.                                           5                   59
  Park-Ohio Holdings Corp.                                           9                   42(A)
  Q.E.P. Co., Inc.                                                   3                    8(A)
  Questron Technology, Inc.                                          6                   19(A)
  The Eastern Company                                                1                   19
  The L. S. Starrett Company                                         4                   74
  The Toro Company                                                   5                  216
  TransTechnology Corporation                                        4                   20
                                                                                    -------
                                                                                        457
                                                                                    -------

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Homebuilding -- 4.3%
  Beazer Homes USA, Inc.                                             6              $   240(A)
  Crossmann Communities, Inc.                                        3                   86(A)
  Del Webb Corporation                                              14                  433(A)
  DeWolfe Companies, Inc.                                            2                   16(A)
  Dominion Homes, Inc.                                               4                   32(A)
  Hovnanian Enterprises, Inc.                                       22                  310(A)
  KB HOME                                                            5                  150
  M/I Schottenstein Homes, Inc.                                      6                  179
  Palm Harbor Homes, Inc.                                            2                   23(A)
  Standard Pacific Corp.                                            23                  477
  The Ryland Group, Inc.                                            12                  477
  Trammell Crow Company                                             30                  355(A)
  Trendwest Resorts, Inc.                                            8                  178(A)
                                                                                    -------
                                                                                      2,956
                                                                                    -------
  Household Furnishings and Appliances -- 2.0%
  Bassett Furniture Industries, Incorporated                        10                  129
  Bush Industries, Inc.                                              9                  125
  Chromcraft Revington, Inc.                                         8                   80(A)
  Fedders Corporation                                               20                  113
  Flexsteel Industries, Inc.                                         4                   46
  Furniture Brands International, Inc.                              16                  389(A)
  La-Z-Boy Incorporated                                              4                   63
  The Rowe Companies                                                11                   40
  U. S. Industries, Inc.                                            65                  382
                                                                                    -------
                                                                                      1,367
                                                                                    -------
  Leisure Time (Products) -- 1.9%
  Arctic Cat, Inc.                                                   5                   70
  Brass Eagle Inc.                                                   5                   39(A)
  Coachmen Industries Inc.                                          12                  106
  Equity Marketing, Inc.                                             5                   49(A)
  GameTech International, Inc.                                      10                   43(A)
  Handleman Company                                                 24                  235(A)
  Huffy Corporation                                                  6                   36(A)
  JAKKS Pacific, Inc.                                               13                  134(A)
  Johnson Outdoors Inc.                                              6                   34(A)
  K2 Inc.                                                           11                   98(A)
  Monaco Coach Corporation                                           6                  109(A)
  Steinway Musical Instruments, Inc.                                 2                   39(A)
  Sturm, Ruger & Company, Inc.                                       9                   87

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Leisure Time (Products) -- Continued
  Thor Industries, Inc.                                              4              $    87
  Winnebago Industries, Inc.                                         7                  131
                                                                                    -------
                                                                                      1,297
                                                                                    -------
  Lodging/Hotels -- 0.7%
  MeriStar Hotels & Resorts, Inc.                                    2                    3(A)
  Prime Hospitality Corp.                                           43                  461(A)
  Suburban Lodges of America, Inc.                                   2                    9(A)
                                                                                    -------
                                                                                        473
                                                                                    -------
  Publishing -- 0.1%
  Courier Corporation                                                2                   46
                                                                                    -------
  Retail (Building Supplies) -- 0.6%
  Building Materials Holding Corporation                            12                  118(A)
  Hughes Supply, Inc.                                               20                  292
  Tractor Supply Company                                             3                   41(A)
                                                                                    -------
                                                                                        451
                                                                                    -------
  Retail (Computers and Electronics) -- 0.2%
  REX Stores Corporation                                             6                  110(A)
                                                                                    -------
  Retail (Department Stores) -- 0.1%
  Gottschalks Inc.                                                  11                   54(A)
  The Bon-Ton Stores, Inc.                                          10                   31(A)
                                                                                    -------
                                                                                         85
                                                                                    -------
  Retail (Discounters) -- 0.2%
  Duckwall-ALCO Stores, Inc.                                         4                   23(A)
  ShopKo Stores, Inc.                                               19                  148(A)
                                                                                    -------
                                                                                        171
                                                                                    -------
  Retail (Home Shopping) -- 0.5%
  Blair Corporation                                                  7                  116
  PC Connection, Inc.                                               21                  196(A)
  Spiegel, Inc.                                                      5                   38
                                                                                    -------
                                                                                        350
                                                                                    -------
  Retail (Specialty-Apparel) -- 0.7%
  Burlington Coat Factory Warehouse Corporation                      2                   41
  S&K Famous Brands, Inc.                                            3                   23(A)
  The Buckle, Inc.                                                   3                   58(A)

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Retail (Specialty-Apparel) -- Continued
  The Cato Corporation                                              13              $   193
  Wilsons The Leather Experts Inc.                                  11                  202(A)
                                                                                    -------
                                                                                        517
                                                                                    -------
  Retail (Specialty) -- 3.0%
  A.C. Moore Arts & Crafts, Inc.                                     5                   47(A)
  Brookstone, Inc.                                                   5                   80(A)
  Cache, Inc.                                                        2                    8(A)
  Casual Male Corp.                                                  9                   27
  CSK Auto Corporation                                              24                  164(A)
  Discount Auto Parts, Inc.                                         14                  109(A)
  Finlay Enterprises, Inc.                                           7                   85(A)
  First Cash, Inc.                                                   7                   37(A)
  Friedman's, Inc.                                                  13                   75
  Gart Sports Company                                                4                   48(A)
  Hancock Fabrics, Inc.                                              5                   38
  Haverty Furniture Companies, Inc.                                 10                  140
  Jo-Ann Stores, Inc.                                                6                   24(A)
  Lithia Motors, Inc.                                                7                  107(A)
  MarineMax, Inc.                                                   13                  100(A)
  Rush Enterprises, Inc.                                             5                   20(A)
  Sharper Image Corporation                                          3                   27(A)
  Shoe Carnival, Inc.                                                4                   37(A)
  Shoe Pavilion, Inc.                                                5                    5(A)
  Travis Boats & Motors, Inc.                                        1                    5(A)
  Ugly Duckling Corporation                                          8                   28(A)
  United Auto Group, Inc.                                           12                  118(A)
  Zale Corporation                                                  25                  737(A)
                                                                                    -------
                                                                                      2,066
                                                                                    -------
  Services (Advertising/Marketing) -- N.M.
  Opinion Research Corporation                                       4                   27(A)
                                                                                    -------
  Services (Commercial and Consumer) -- 4.7%
  Amerco                                                            11                  236(A)
  Capital Senior Living Corporation                                 14                   28(A)
  Central Garden & Pet Company                                      21                  179(A)
  Charles River Associates Incorporated                              8                   81(A)
  Children's Comprehensive Services, Inc.                            5                   19(A)
  Cornell Companies, Inc.                                            6                   47(A)
  Dollar Thrifty Automotive Group, Inc.                             21                  424(A)
  Exponent, Inc.                                                     3                   46(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Services (Commercial and Consumer) -- Continued
  FTI Consulting, Inc.                                               3              $    39(A)
  Horizon Health Corporation                                         4                   31(A)
  Insurance Auto Auctions, Inc.                                      8                   92(A)
  Interpool, Inc.                                                   20                  284
  Lennox International Inc.                                          8                   83
  McGrath Rentcorp                                                  10                  228
  National Equipment Services, Inc.                                 21                   58(A)
  NCH Corporation                                                    3                  129
  OrthAlliance, Inc.                                                11                   22(A)
  Refac                                                              3                    6(A)
  Schlotzsky's, Inc.                                                 5                   20(A)
  Service Corporation International                                 36                  172(A)
  StarTek, Inc.                                                      8                  118(A)
  Stewart Enterprises, Inc.                                         77                  383
  Sylvan, Inc.                                                       3                   36(A)
  The Source Information Management Company                         15                   66(A)
  Thomas Group, Inc.                                                 3                   16(A)
  Traffix, Inc.                                                     19                   40(A)
  XTRA Corporation                                                   7                  348(A)
                                                                                    -------
                                                                                      3,231
                                                                                    -------
  Textiles -- N.M.
  Dan River Inc.                                                    17                   32(A)
                                                                                    -------
  Textiles (Apparel) -- 2.4%
  Cutter & Buck Inc.                                                 9                   53(A)
  Decorator Industries, Inc.                                         2                    5
  Garan, Incorporated                                                4                   95
  Gerber Childrenswear, Inc.                                         1                    4(A)
  Haggar Corp.                                                       6                   70
  Hartmarx Corporation                                               4                   13(A)
  Jos. A. Bank Clothiers, Inc.                                       4                   22(A)
  Kellwood Company                                                  20                  409
  McNaughton Apparel Group Inc.                                      3                   40(A)
  Nautica Enterprises, Inc.                                         17                  307(A)
  OshKosh B'Gosh, Inc.                                               7                  179
  Oxford Industries, Inc.                                            6                  110
  Perry Ellis International, Inc.                                    6                   39(A)
  Sport-Haley, Inc.                                                  3                    9(A)
  Superior Uniform Group Inc.                                        1                   11
  Tandy Brands Accessories, Inc.                                     3                   20(A)

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Textiles (Apparel) -- Continued
  Tropical Sportswear Int'l Corporation                              8              $   141(A)
  UniFirst Corporation                                              12                  162
                                                                                    -------
                                                                                      1,689
                                                                                    -------
  Textiles (Home Furnishings) -- 0.6%
  Springs Industries, Inc.                                           4                  150
  WestPoint Stevens Inc.                                            32                  283
                                                                                    -------
                                                                                        433
                                                                                    -------
Consumer Staples -- 6.5%
  Beverages (Alcoholic) -- N.M.
  Todhunter International, Inc.                                      2                   18(A)
                                                                                    -------
  Beverages (Non-Alcoholic) -- 0.1%
  M&F Worldwide Corp.                                               15                   72(A)
                                                                                    -------
  Distributors (Food and Health) -- 0.7%
  Allou Health & Beauty Care, Inc.                                   5                   17(A)
  D & K Healthcare Resources, Inc.                                   3                   52
  Herbalife International, Inc.                                     17                  122
  Nash-Finch Company                                                 5                   90
  Nu Skin Enterprises, Inc.                                         17                  144
  Suprema Specialties, Inc.                                          5                   40(A)
                                                                                    -------
                                                                                        465
                                                                                    -------
  Entertainment -- 0.1%
  Movie Gallery, Inc.                                                6                   46(A)
                                                                                    -------
  Food -- 0.5%
  Michael Foods, Inc.                                                9                  254
  Pilgrim's Pride Corporation                                        9                   88
  Pilgrim's Pride Corporation - Class A                              4                   27
                                                                                    -------
                                                                                        369
                                                                                    -------
  Household Products (Non-Durables) -- 0.3%
  CPAC, Inc.                                                         4                   23
  Craftmade International, Inc.                                      3                   20
  Stepan Company                                                     7                  175
                                                                                    -------
                                                                                        218
                                                                                    -------
  Housewares -- 0.5%
  American Biltrite, Inc.                                            3                   34
  Applica Incorporated                                               8                   47(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Consumer Staples -- Continued
  Housewares -- Continued
  Associated Materials Incorporated                                  1              $    17
  Channell Commercial Corporation                                    5                   41(A)
  Foamex International Incorporated                                 13                   67(A)
  Ivex Packaging Corporation                                         4                   59(A)
  Oneida Ltd.                                                        5                   78
  Royal Appliance Mfg. Co.                                           5                   18(A)
  Summa Industries                                                   3                   26(A)
                                                                                    -------
                                                                                        387
                                                                                    -------
  Personal Care -- 0.4%
  Elizabeth Arden, Inc.                                             10                  177(A)
  Nature's Sunshine Products, Inc.                                  13                   93
                                                                                    -------
                                                                                        270
                                                                                    -------
  Restaurants -- 0.9%
  Ark Restaurants Corp.                                              3                   18(A)
  Dave & Busters, Inc.                                               2                   14(A)
  ELXSI Corporation                                                  3                   27(A)
  Garden Fresh Restaurant Corp.                                      5                   33(A)
  NPC International, Inc.                                           12                  128(A)
  PJ America, Inc.                                                   4                   31(A)
  Ryan's Family Steak Houses, Inc.                                  30                  314(A)
  Uno Restaurant Corporation                                         3                   32(A)
                                                                                    -------
                                                                                        597
                                                                                    -------
  Retail (Food Chains) -- 0.1%
  Marsh Supermarkets, Inc.                                           3                   49
                                                                                    -------
  Services -- 0.1%
  Correctional Services Corporation                                  7                   16(A)
  Healthcare Services Group, Inc.                                    8                   55(A)
                                                                                    -------
                                                                                         71
                                                                                    -------
  Services (Employment) -- 1.2%
  Butler International, Inc.                                         7                   25(A)
  CDI Corp.                                                         14                  183(A)
  General Employment Enterprises, Inc.                               4                    9
  Headway Corporate Resources, Inc.                                  5                    7(A)
  Kelly Services, Inc.                                               4                   99
  Personal Group of America, Inc.                                   20                   24(A)
  RCM Technologies, Inc.                                            10                   34(A)
  RemedyTemp, Inc.                                                   5                   55(A)
  SOS Staffing Services, Inc.                                        9                   11(A)

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Consumer Staples -- Continued
  Services (Employment) -- Continued
  Spherion Corporation                                              53              $   367(A)
  Westaff, Inc.                                                     12                   36(A)
                                                                                    -------
                                                                                        850
                                                                                    -------
  Specialty Printing -- 1.3%
  Cadmus Communications Corporation                                 10                  108
  Consolidated Graphics, Inc.                                       12                  146(A)
  John H. Harland Company                                           10                  183
  Media Arts Group, Inc.                                             9                   39(A)
  Outlook Group Corp.                                                3                   13(A)
  The Topps Company, Inc.                                           39                  390(A)
                                                                                    -------
                                                                                        879
                                                                                    -------
  Tobacco -- 0.3%
  Schweitzer-Mauduit International, Inc.                            12                  210
                                                                                    -------
Energy -- 1.8%
  Oil (International Integrated) -- 0.5%
  Holly Corporation                                                  6                  145
  Tesoro Petroleum Corporation                                      17                  208(A)
                                                                                    -------
                                                                                        353
                                                                                    -------
  Oil and Gas (Exploration and Production) -- 1.3%
  Adams Resources & Energy                                           3                   37
  Bellwether Exploration Company                                     3                   24(A)
  Berry Petroleum Company                                           18                  235
  EnergySouth, Inc.                                                  3                   56
  Giant Industries, Inc.                                             2                   18(A)
  Mercury Air Group, Inc.                                            6                   34(A)
  Penn Virginia Corporation                                          6                  235
  Prize Energy Corporation                                           9                  173(A)
  World Fuel Services Corporation                                    9                   81
                                                                                    -------
                                                                                        893
                                                                                    -------
Financials -- 12.4%
  Banks (Major Regional) -- 3.4%
  ABC Bancorp                                                        3                   31
  Allegiant Bancorp, Inc.                                            4                   41
  Arrow Financial Corporation                                        3                   61
  BancFirst Ohio Corp.                                               3                   52
  Bank of the Ozarks, Inc.                                           3                   43
  BYL Bancorp                                                        2                   23(A)
  Capital Crossing Bank                                              3                   65(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Financials -- Continued
  Banks (Major Regional) -- Continued
  Community Bank System, Inc.                                        5              $   126
  Community Trust Bancorp, Inc.                                      1                   21
  Corrus Bankshares, Inc.                                            6                  326
  Fidelity National Corporation                                      6                   32
  First Citizens Bancshares Inc.                                     6                  615
  First Oak Brook Bancshares, Inc.                                   2                   31
  GBC Bancorp                                                        2                   57
  Granite State Bankshares, Inc.                                  N.M.                    8
  Hamilton Bancorp Inc.                                              9                   66(A)
  Merchants Bancshares, Inc.                                         3                   75
  National City Bancorporation                                       7                  126(A)
  Pacific Crest Capital, Inc.                                        2                   35
  Republic First Bancorp, Inc.                                       1                    5(A)
  Simmons First National Corporation                                 4                   99
  The Trust Company Of New Jersey                                   13                  213
  Three Rivers Bancorp, Inc.                                         5                   43
  USBANCORP, Inc.                                                   10                   46
  Yardville National Bancorp                                         6                   88
                                                                                    -------
                                                                                      2,328
                                                                                    -------
  Consumer Finance -- 0.6%
  Advanta Corp.                                                     13                  209
  American Business Financial Services, Inc.                         1                   10
  Credit Acceptance Corporation                                     10                   52(A)
  Onyx Acceptance Corporation                                        5                   17(A)
  Union Acceptance Corporation                                       1                    6(A)
  World Acceptance Corporation                                      16                  105(A)
                                                                                    -------
                                                                                        399
                                                                                    -------
  Financial (Diversified) -- 0.5%
  DVI, Inc.                                                          8                  122(A)
  New Century Financial Corporation                                 13                  122(A)
  Professionals Group, Inc.                                          4                  105(A)
                                                                                    -------
                                                                                        349
                                                                                    -------
  Insurance Brokers -- 0.1%
  Healthcare Recoveries, Inc.                                        7                   29(A)
  Interstate National Dealer Services, Inc.                          3                   15(A)
  Kaye Group Inc.                                                    4                   57
                                                                                    -------
                                                                                        101
                                                                                    -------
  Insurance (Life/Health) -- 2.2%
  AmerUs Group Co.                                                  22                  668
  Cotton States Life Insurance Company                               4                   50

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Financials -- Continued
  Insurance (Life/Health) -- Continued
  Delphi Financial Group, Inc.                                      14              $   423
  National Western Life Insurance Company                            3                  230(A)
  Presidential Life Corporation                                     10                  163
  Standard Management Corporation                                    5                   19(A)
                                                                                    -------
                                                                                      1,553
                                                                                    -------
  Insurance (Multi-Line) -- 0.1%
  Penn Treaty American Corporation                                   7                   68(A)
                                                                                    -------
  Insurance (Property/Casualty) -- 2.6%
  Atlantic American Corporation                                      1                    3(A)
  Bancinsurance Corporation                                          2                   11(A)
  Donegal Group Inc.                                                 6                   68
  Merchants Group, Inc.                                              1                   19
  Philadelphia Consolidated Holding Corp.                            4                  111(A)
  Radian Group Inc.                                                  6                  438
  SCPIE Holdings Inc.                                                3                   69
  State Auto Financial Corporation                                   3                   46
  The Commerce Group, Inc.                                          26                  835
  The Midland Company                                                5                  171
  Vesta Insurance Group, Inc.                                        4                   25
                                                                                    -------
                                                                                      1,796
                                                                                    -------
  Investment Banking/Brokerage -- 0.5%
  M. H. Meyerson & Co. , Inc.                                        6                   15(A)
  Southwest Securities Group, Inc.                                  14                  252
  Stifel Financial Corp.                                             4                   52
                                                                                    -------
                                                                                        319
                                                                                    -------
  Investment Management -- N.M.
  American Physicians Service Group, Inc.                            2                    4(A)
                                                                                    -------
  Savings and Loan Companies -- 2.4%
  Alliance Bancorp of New England, Inc.                              1                    9
  Banner Corporation                                                 1                   21
  Camco Financial Corporation                                        1                   16
  Dime Community Bancshares                                          3                   71
  First Bell Bancorp, Inc.                                           3                   43
  First Defiance Financial Corp.                                     6                   89
  First Essex Bancorp, Inc.                                          2                   43
  First Federal Bankshares Inc.                                      1                   10
  Flagstar Bancorp, Inc.                                             9                  235
  GA Financial, Inc.                                                 4                   51

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Financials -- Continued
  Savings and Loan Companies -- Continued
  Hawthorne Financial Corporation                                    4              $    61(A)
  IBERIABANK Corporation                                             5                  112
  ITLA Capital Corporation                                           5                   98(A)
  Jacksonville Bancorp, Inc.                                         2                   28
  Local Financial Corporation                                        2                   25(A)
  MAF Bancorp, Inc.                                                  5                  134
  Matrix Bancorp, Inc.                                               2                   14(A)
  MetroWest Bank                                                     4                   29
  Parkvale Financial Corporation                                     5                  106
  PennFed Financial Services, Inc.                                   3                   59
  People's Bancshares, Inc.                                          3                   47
  PFF Bancorp, Inc.                                                  3                   64
  Progress Financial Corporation                                     5                   36
  St. Francis Capital Corporation                                    3                   61
  Sterling Financial Corporation                                     7                   85(A)
  Timberland Bancorp, Inc.                                           3                   36
  WSFS Financial Corporation                                         9                  117
                                                                                    -------
                                                                                      1,700
                                                                                    -------
Health Care -- 0.9%
  Health Care (Drugs/Major Pharmaceuticals) -- 0.1%
  Chattem, Inc.                                                      5                   47(A)
  Hi-Tech Pharmacal Co., Inc.                                        2                   12(A)
  USANA, Inc.                                                        3                    6(A)
                                                                                    -------
                                                                                         65
                                                                                    -------
  Health Care (Long-Term Care) -- 0.3%
  Prime Medical Services, Inc.                                      14                   78(A)
  Radiologix, Inc.                                                  15                   74(A)
  Res-Care, Inc.                                                    16                   78(A)
                                                                                    -------
                                                                                        230
                                                                                    -------
  Health Care (Medical Products and Supplies) -- 0.4%
  Candela Corporation                                                9                   72(A)
  Del Global Technologies Corp.                                      5                    6(A)
  Lakeland Industries, Inc.                                          1                    5(A)
  Medical Action Industries Inc.                                     8                   33(A)
  Minntech Corporation                                               2                   17
  Ocular Sciences, Inc.                                              5                   91(A)
  Rehabilicare Inc.                                                  2                    6(A)
  Sola International Inc.                                            5                   46(A)
  Utah Medical Products, Inc.                                        1                    9(A)
                                                                                    -------
                                                                                        285
                                                                                    -------

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Health Care -- Continued
  Health Care (Specialized Services) -- 0.1%
  Curative Health Services, Inc.                                     7              $    39(A)
                                                                                    -------
Technology -- 7.1%
  Communications Equipment -- 0.4%
  Audiovox Corporation                                              17                  132(A)
  Blonder Tongue Laboratories, Inc.                                  7                   14(A)
  Brightpoint, Inc.                                                 48                  116(A)
  Cobra Electronics Corporation                                      3                   31(A)
                                                                                    -------
                                                                                        293
                                                                                    -------
  Computers (Peripherals) -- 1.3%
  Iomega Corporation                                               208                  765(A)
  Printronix, Inc.                                                   4                   23(A)
  Rainbow Technologies, Inc.                                        22                  109(A)
                                                                                    -------
                                                                                        897
                                                                                    -------
  Computers (Software/Services) -- 0.9%
  Amplicon, Inc.                                                     6                   37
  Answerthink Inc.                                                  26                  127(A)
  Avant! Corporation                                                24                  417(A)
  Deltek Systems, Inc.                                              14                   51(A)
                                                                                    -------
                                                                                        632
                                                                                    -------
  Electronics (Component Distributors) -- 1.0%
  All American Semiconductor, Inc.                                   4                   26(A)
  Jaco Electronics, Inc.                                             4                   21(A)
  Pioneer-Standard Electronics, Inc.                                27                  328
  Richardson Electronics, Ltd.                                       6                   71
  WESCO International, Inc.                                         26                  236(A)
                                                                                    -------
                                                                                        682
                                                                                    -------
  Electronics (Instrumentation) -- 0.3%
  Hurco Companies, Inc.                                              4                   15(A)
  inTEST Corporation                                                 6                   36(A)
  K-Tron International, Inc.                                         2                   32(A)
  Mesa Laboratories, Inc.                                            2                    9(A)
  MKS Instruments, Inc.                                              5                   97(A)
                                                                                    -------
                                                                                        189
                                                                                    -------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Technology -- Continued
  Electronics (Semiconductors) -- 0.7%
  Diodes Incorporated                                                6              $    49(A)
  ESS Technology, Inc.                                              27                  157(A)
  General Semiconductor, Inc.                                       32                  304(A)
                                                                                    -------
                                                                                        510
                                                                                    -------
  Equipment (Semiconductors) -- 2.2%
  Asyst Technologies, Inc.                                          29                  373(A)
  BTU International, Inc.                                            4                   20(A)
  Electroglas, Inc.                                                  5                   83(A)
  Kulicke and Soffa Industries, Inc.                                22                  294(A)
  Semitool, Inc.                                                    17                  150(A)
  Varian Semiconductor Equipment Associates, Inc.                   18                  562(A)
                                                                                    -------
                                                                                      1,482
                                                                                    -------
  Photography/Imaging -- N.M.
  Polaroid Corporation                                               3                   11
                                                                                    -------
  Services (Computer Systems) -- 0.3%
  Manchester Technologies, Inc.                                      7                   13(A)
  Pomeroy Computer Resources, Inc.                                  11                  151(A)
  Software Spectrum, Inc.                                            3                   30(A)
                                                                                    -------
                                                                                        194
                                                                                    -------
Transportation -- 4.0%
  Air Freight -- 0.1%
  Air Methods Corporation                                            3                    8(A)
  AirNet Systems, Inc.                                               9                   39(A)
  Navigant International, Inc.                                       3                   36(A)
                                                                                    -------
                                                                                         83
                                                                                    -------
  Airlines -- 0.8%
  America West Holdings Corporation                                 32                  307(A)
  Frontier Airlines, Inc.                                           16                  193(A)
  Mesaba Holdings, Inc.                                              1                   16(A)
  Midway Airlines Corporation                                        2                   11(A)
                                                                                    -------
                                                                                        527
                                                                                    -------
  Railroads -- 0.7%
  Genesee & Wyoming Inc.                                             3                   73(A)
  The Greenbrier Companies, Inc.                                    12                  106
  Wabtec Corporation                                                23                  291
  Wisconsin Central Transportation Corporation                       1                    9(A)
                                                                                    -------
                                                                                        479
                                                                                    -------

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Transportation -- Continued
  Truckers -- 2.4%
  Arkansas Best Corporation                                         14              $   224(A)
  Arnold Industries, Inc.                                           19                  355
  Boyd Bros. Transportation Inc.                                     2                    4(A)
  Old Dominion Freight Line, Inc.                                    5                   52(A)
  P.A.M. Transportation Services, Inc.                               6                   43(A)
  Roadway Express, Inc.                                             15                  328
  Transport Corporation of America, Inc.                             5                   25(A)
  U.S. Xpress Enterprises, Inc.                                      5                   29(A)
  USA Truck, Inc.                                                    4                   29(A)
  USFreightways Corporation                                          9                  274
  Yellow Corporation                                                20                  341(A)
                                                                                    -------
                                                                                      1,704
                                                                                    -------
Utilities -- 0.7%
  Electric Companies -- 0.7%
  Maine Public Service Company                                       1                   31
  Public Service Company of New Mexico                              15                  447
                                                                                    -------
                                                                                        478
                                                                                    -------
Total Common Stock and Equity Interests (Identified
  Cost -- $68,639)                                                                   67,147
-------------------------------------------------------------------------------------------
Repurchase Agreements -- 4.8%

Goldman, Sachs & Company
  5.3%, dated 3/30/01, to be repurchased at $1,663 on 4/2/01
  (Collateral: $1,720 Fannie Mae mortgage-backed securities,
  6.5%, due 4/1/31, value $1,724)                               $1,662                1,662
Morgan Stanley Dean Witter & Co., Inc.
  5.32%, dated 3/30/01, to be repurchased at $1,663 on
  4/2/01 (Collateral: $1,742 Fannie Mae mortgage-backed
  securities, 6%, due 6/1/29, value $1,707)                      1,663                1,663
                                                                                    -------
Total Repurchase Agreements (Identified Cost -- $3,325)                               3,325
-------------------------------------------------------------------------------------------
Total Investments -- 101.6% (Identified Cost -- $71,964)                             70,472
Other Assets Less Liabilities -- (1.6)%                                              (1,132)
                                                                                    -------
NET ASSETS -- 100.0%                                                                $69,340
                                                                                    -------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued


-------------------------------------------------------------------------------------------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
  7,587 Primary Class shares outstanding                                            $73,944
    76 Institutional Class shares outstanding                                           690
Accumulated net realized gain/(loss) on investments                                  (3,802)(B)
Unrealized appreciation/(depreciation) of investments                                (1,492)
                                                                                    -------
NET ASSETS -- 100.0%                                                                $69,340
                                                                                    -------
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                       $9.05
                                                                                    =======
  INSTITUTIONAL CLASS                                                                 $9.30
                                                                                    =======
-------------------------------------------------------------------------------------------

(A)Non-income producing.

(B)Includes distributions in excess of tax basis net realized gain of $1,284.

 N.M. -- Not meaningful.

See notes to financial statements.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
March 31, 2001

(Amounts in Thousands)

Financial Services Fund

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 98.2%

Consumer Staples -- 3.3%
  Food -- 1.0%
  Riviana Foods, Inc.                                               13              $   213
  Wm. Wrigley Jr. Company                                            8                  367
                                                                                    -------
                                                                                        580
                                                                                    -------
  Retail (Drug Stores) -- 1.8%
  CVS Corporation                                                   10                  585
  Walgreen Co.                                                      11                  449
                                                                                    -------
                                                                                      1,034
                                                                                    -------
  Retail (Food Chains) -- 0.5%
  The Kroger Co.                                                    10                  258(A)
                                                                                    -------

Energy -- 6.6%
  Oil and Gas (Drilling and Equipment) -- 1.7%
  Nabors Industries, Inc.                                            9                  467(A)
  National-Oilwell, Inc.                                            15                  519(A)
                                                                                    -------
                                                                                        986
                                                                                    -------
  Oil and Gas (Exploration and Production) -- 4.9%
  Alberta Energy Company Ltd.                                       12                  532
  Anadarko Petroleum Corporation                                     7                  421
  Apache Corporation                                                 8                  461
  Devon Energy Corporation                                           7                  407
  EOG Resources Inc.                                                10                  412
  Louis Dreyfus Natural Gas Corp.                                   14                  518(A)
                                                                                    -------
                                                                                      2,751
                                                                                    -------

Financials -- 76.8%
  Banking -- 22.1%
  Cascade Bancorp                                                   45                  726
  Centennial Bancorp                                                11                   88(A)
  CoBiz Inc.                                                        16                  266
  Commerce Bancshares, Inc.                                         23                  857
  Greater Bay Bancorp                                               27                  680
  Marshall & Ilsley Corporation                                     13                  687
  Mercantile Bankshares Corporation                                  9                  315
  Mid-State Bancshares                                              40                  610
  Mississippi Valley Bancshares, Inc.                               10                  345
  National Commerce Bancorporation                                  35                  868
  North Fork Bancorporation, Inc.                                   35                  908
  Pacific Capital Bancorp                                           18                  502

Legg Mason Investors Trust, Inc.

Financial Services Fund -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Financials -- Continued
  Banking -- Continued
  Pacific Century Financial Corporation                             25              $   475
  Seacoast Banking Corporation of Florida                           12                  348
  Southwest Bancorporation of Texas, Inc.                           25                  784(A)
  TCF Financial Corporation                                         25                  945
  Texas Regional Bancshares, Inc.                                   30                1,039
  UCBH Holdings, Inc.                                               12                  584
  Wilmington Trust Corporation                                      11                  620
  Zions Bancorporation                                              15                  781
                                                                                    -------
                                                                                     12,428
                                                                                    -------
  Banks (Major Regional) -- 22.3%
  BancWest Corporation                                              30                  720
  Banknorth Group, Inc.                                             30                  596
  BB&T Corporation                                                  30                1,055
  City National Corporation                                         25                  960
  Comerica Incorporated                                             15                  923
  Cullen/Frost Bankers, Inc.                                        20                  685
  Fifth Third Bancorp                                               20                1,069
  FleetBoston Financial Corporation                                 21                  793
  M&T Bank Corporation                                              13                  909
  National City Corporation                                         20                  535
  Northern Trust Corporation                                        17                1,062
  State Street Corporation                                           9                  841
  SunTrust Banks, Inc.                                              13                  842
  U.S. Bancorp                                                      22                  499
  Wells Fargo Company                                               22                1,088
                                                                                    -------
                                                                                     12,577
                                                                                    -------
  Consumer Finance -- 1.0%
  Countrywide Credit Industries, Inc.                               12                  592
                                                                                    -------
  Financial (Diversified) -- 5.7%
  Citigroup Inc.                                                    19                  855
  Financial Federal Corporation                                     15                  367(A)
  J. P. Morgan Chase & Co.                                          20                  898
  USA Education Inc.                                                15                1,090
                                                                                    -------
                                                                                      3,210
                                                                                    -------
  Insurance (Life/Health) -- 11.9%
  American General Corporation                                      20                  765
  Jefferson-Pilot Corporation                                       12                  781

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Financials -- Continued
  Insurance (Life/Health) -- Continued
  John Hancock Financial Services, Inc.                             25              $   961
  Lincoln National Corporation                                      17                  724
  Manulife Financial Corporation                                    33                  871
  Nationwide Financial Services, Inc.                               15                  570
  Protective Life Corporation                                       20                  613
  Sun Life Financial Services of Canada                             40                  776
  UnumProvident Corporation                                         21                  614
                                                                                    -------
                                                                                      6,675
                                                                                    -------
  Insurance (Multi-Line) -- 3.2%
  American International Group, Inc.                                14                1,087
  StanCorp Financial Group, Inc.                                    17                  715
                                                                                    -------
                                                                                      1,802
                                                                                    -------
  Insurance (Property/Casualty) -- 1.2%
  Philadelphia Consolidated Holding Corp.                           25                  691(A)
                                                                                    -------
  Investment Banking/Brokerage -- 2.7%
  The Charles Schwab Corporation                                    25                  386
  Tremont Advisers Inc.                                             20                  304(A)
  Tucker Anthony Sutro Corporation                                  15                  284
  Waddell & Reed Financial, Inc.                                    20                  567
                                                                                    -------
                                                                                      1,541
                                                                                    -------
  Investment Management -- 2.4%
  Affiliated Managers Group, Inc.                                   15                  705(A)
  T. Rowe Price Group Inc.                                          20                  626
                                                                                    -------
                                                                                      1,331
                                                                                    -------
  Savings and Loan Companies -- 4.3%
  Harbor Florida Bancshares, Inc.                                   40                  640
  Pacific Northwest Bancorp                                         20                  387
  Washington Mutual, Inc.                                           25                1,369
                                                                                    -------
                                                                                      2,396
                                                                                    -------

Health Care -- 4.0%
  Health Care (Diversified) -- 0.6%
  Johnson & Johnson                                                  4                  350
                                                                                    -------

Legg Mason Investors Trust, Inc.

Financial Services Fund -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Health Care -- Continued
  Health Care (Drugs/Major Pharmaceuticals) -- 2.2%
  Elan Corporation plc                                               8              $   392(A)
  Eli Lilly & Company                                                4                  306
  Pfizer Inc.                                                       13                  516
                                                                                    -------
                                                                                      1,214
                                                                                    -------

  Health Care (Medical Products and Supplies) -- 0.7%
  Guidant Corporation                                                9                  405(A)
                                                                                    -------

  Health Care (Specialized Services) -- 0.5%
  Hooper Holmes, Inc.                                               30                  258
                                                                                    -------

Technology -- 7.5%
  Computers (Hardware) -- 1.4%
  International Business Machines Corporation                        8                  769
                                                                                    -------

  Computers (Software/Services) -- 1.5%
  Jack Henry & Associates, Inc.                                     35                  829
                                                                                    -------

  Services (Computer Systems) -- N.M.
  Computer Sciences Corporation                                      1                   32(A)
                                                                                    -------

  Services (Data Processing) -- 4.6%
  DST Systems, Inc.                                                 14                  675(A)
  Fiserv, Inc.                                                      20                  895(A)
  The BISYS Group, Inc.                                             19                1,015(A)
                                                                                    -------
                                                                                      2,585
                                                                                    -------

Total Common Stock and Equity Interests (Identified
  Cost -- $48,222)                                                                   55,294
-------------------------------------------------------------------------------------------

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.7%

Morgan Stanley Dean Witter & Co., Inc.
  5.32%, dated 3/30/01, to be repurchased at $973 on 4/2/01
  (Collateral: $984 Ginnie Mae mortgage-backed securities,
  7.2%, due 5/15/22, value $998)                               $   973              $   973
                                                                                    -------
Total Repurchase Agreements (Identified Cost -- $973)                                   973
-------------------------------------------------------------------------------------------
Total Investments -- 99.9% (Identified Cost -- $49,195)                              56,267
Other Assets Less Liabilities -- 0.1%                                                    32
                                                                                    -------

NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
  4,239 Primary Class shares outstanding                       $42,931
   855 Class A shares outstanding                                8,595
Accumulated net realized gain/(loss) on investments             (2,299)
Unrealized appreciation/(depreciation) of investments            7,072
                                                               -------
NET ASSETS -- 100.0%                                                                $56,299
                                                                                    =======
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                      $11.02
                                                                                    =======
  NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A                          $11.22
                                                                                    =======
  MAXIMUM OFFERING PRICE PER SHARE -- CLASS A                                        $11.78
                                                                                    =======
-------------------------------------------------------------------------------------------

(A)Non-income producing.

 N.M. -- Not meaningful.

See notes to financial statements.

Statements of Operations
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)


                                                                            Year Ended 3/31/01
                                                   --------------------------------------------------------------------
                                                    American
                                                    Leading                         U.S. Small-
                                                   Companies         Balanced       Capitalization       Financial
                                                     Trust            Trust         Value Trust          Services Fund
-----------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends(A)                                          $ 3,486          $   333          $   864              $  748
Interest                                                  239              865              139                  82
                                                      -------          -------          -------              ------
    Total investment income                             3,725            1,198            1,003                 830
                                                      -------          -------          -------              ------
Expenses:
Management fee                                          2,156              283              475                 487
Distribution and service fees                           2,874              277              557                 414
Audit and legal fees                                       46               43               31                  39
Custodian fee                                             100               47              142                  81
Directors' fees                                            15                9                8                   8
Organization expense                                       --               17                9                  --
Registration fees                                          25               22               16                  38
Reports to shareholders                                   111               22               33                  17
Transfer agent and shareholder servicing expense          194               27               64                  21
Other expenses                                             84                2               38                 136
                                                      -------          -------          -------              ------
                                                        5,605              749            1,373               1,241
    Less fees waived                                       --              (56)            (257)               (218)
                                                      -------          -------          -------              ------
    Total expenses, net of waivers                      5,605              693            1,116               1,023
                                                      -------          -------          -------              ------
NET INVESTMENT INCOME/(LOSS)                           (1,880)             505             (113)               (193)
                                                      -------          -------          -------              ------
Net Realized and Unrealized Gain/(Loss) on
  Investments:
Realized gain/(loss) on investments                       (51)           4,261           (2,518)              1,496
Change in unrealized appreciation/(depreciation)
  of investments                                       (1,814)          (5,952)          12,937               6,568
                                                      -------          -------          -------              ------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS                                          (1,865)          (1,691)          10,419               8,064
-----------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS        $(3,745)         $(1,186)         $10,306              $7,871
-----------------------------------------------------------------------------------------------------------------------

(A)Net of foreign taxes withheld of $40, $4, $0 and $1, respectively.

 See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)


                                                                    American Leading
                                                                     Companies Trust                   Balanced Trust
                                                               -------------------------------------------------------------

                                                               Year Ended       Year Ended       Year Ended       Year Ended
                                                                3/31/01          3/31/00         3/31/01           3/31/00
----------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
Net investment income/(loss)                                    $ (1,880)        $ (1,846)        $   505          $    760
Net realized gain/(loss) on investments                              (51)             888           4,261               724
Change in unrealized appreciation/(depreciation)
  of investments                                                  (1,814)         (23,480)         (5,952)              222
----------------------------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations                    (3,745)         (24,438)         (1,186)            1,706
Distributions to shareholders:
  From net investment income:
    Primary Class                                                     --               --            (343)           (1,150)
    Class A                                                          N/A              N/A             N/A               N/A
    Institutional Class                                              N/A              N/A              --               N/A
    Financial Intermediary Class                                     N/A              N/A              --               N/A
  In excess of net investment income:
    Primary Class                                                     --               --              --              (107)
    Class A                                                          N/A              N/A             N/A               N/A
    Institutional Class                                              N/A              N/A              --               N/A
    Financial Intermediary Class                                     N/A              N/A              --               N/A
  From net realized gain on investments:
    Primary Class                                                   (568)          (5,587)             --                --
    Class A                                                          N/A              N/A             N/A               N/A
    Institutional Class                                              N/A              N/A              --               N/A
    Financial Intermediary Class                                     N/A              N/A              --               N/A
  In excess of net realized gain on investments:
    Primary Class                                                 (1,047)              --              --                --
    Class A                                                          N/A              N/A             N/A               N/A
    Institutional Class                                              N/A              N/A              --               N/A
    Financial Intermediary Class                                     N/A              N/A              --               N/A
Change in net assets from Fund share transactions:
    Primary Class                                                (20,196)          38,774             266           (19,323)
    Class A                                                          N/A              N/A             N/A               N/A
    Institutional Class                                              N/A              N/A              --               N/A
    Financial Intermediary Class                                     N/A              N/A            (429)              N/A
Fund share transactions in connection with fund
  acquisition:
    Primary Class                                                    N/A              N/A             367               N/A
    Class A                                                          N/A              N/A             N/A               N/A
    Institutional Class                                              N/A              N/A             324               N/A
    Financial Intermediary Class                                     N/A              N/A          31,247               N/A
----------------------------------------------------------------------------------------------------------------------------
Change in net assets                                             (25,556)           8,749          30,246           (18,874)
Net Assets:
Beginning of period                                              297,706          288,957          37,026            55,900
----------------------------------------------------------------------------------------------------------------------------
End of period                                                   $272,150         $297,706         $67,272          $ 37,026
----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                             $     --         $     --         $   162          $     --
----------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.


                                                                    U.S.
                                                            Small-Capitalization
                                                                 Value Trust               Financial Services Fund
                                                           --------------------------------------------------------------
                                                                                                  3 Months
                                                           Year Ended   Year Ended   Year Ended    Ended       Year Ended
                                                           3/31/01      3/31/00      3/31/01      3/31/00(A)   12/31/99(B)
-------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
Net investment income/(loss)                                $  (113)     $  (384)     $  (193)     $   (18)     $  (200)
Net realized gain/(loss) on investments                      (2,518)         670        1,496       (2,380)      (1,415)
Change in unrealized appreciation/
  (depreciation) of investments                              12,937       (2,521)       6,568        1,846       (2,359)
-------------------------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations               10,306       (2,235)       7,871         (552)      (3,974)
Distributions to shareholders:
  From net investment income:
    Primary Class                                                --           --           --           --           --
    Class A                                                     N/A          N/A           --           --           --
    Institutional Class                                          --           --           --           --           --
    Financial Intermediary Class                                N/A          N/A          N/A          N/A          N/A
  In excess of net investment income:
    Primary Class                                                --           --           --           --           --
    Class A                                                     N/A          N/A           --           --           --
    Institutional Class                                          --           --           --           --           --
    Financial Intermediary Class                                N/A          N/A          N/A          N/A          N/A
  From net realized gain on investments:
    Primary Class                                                --       (1,413)          --           --           --
    Class A                                                     N/A          N/A           --           --           --
    Institutional Class                                          --           (1)          --           --           --
    Financial Intermediary Class                                N/A          N/A          N/A          N/A          N/A
  In excess of net realized gain on investments:
    Primary Class                                                --       (1,283)          --           --           --
    Class A                                                     N/A          N/A           --           --           --
    Institutional Class                                          --           (1)          --           --           --
    Financial Intermediary Class                                N/A          N/A          N/A          N/A          N/A
Change in net assets from Fund share transactions:
    Primary Class                                             1,312        3,609        9,252        3,340       16,732
    Class A                                                     N/A          N/A       (1,077)        (300)       2,958
    Institutional Class                                         645           (4)          (5)          --            5
    Financial Intermediary Class                                N/A          N/A          N/A          N/A          N/A
Fund share transactions in connection with fund
  acquisition:
    Primary Class                                               N/A          N/A          N/A          N/A          N/A
    Class A                                                     N/A          N/A          N/A          N/A          N/A
    Institutional Class                                         N/A          N/A          N/A          N/A          N/A
    Financial Intermediary Class                                N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------
Change in net assets                                         12,263       (1,328)      16,041        2,488       15,721
Net Assets:
Beginning of period                                          57,077       58,405       40,258       37,770       22,049
-------------------------------------------------------------------------------------------------------------------------
End of period                                               $69,340      $57,077      $56,299      $40,258      $37,770
-------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                         $    --      $    --      $    --      $    --      $    --
-------------------------------------------------------------------------------------------------------------------------

(A)The year end for Financial Services Fund changed from December 31 to March
   31.
(B)Includes information for Legg Mason Financial Services Fund and its predecessor, Bartlett Financial Services Fund (see Note 6).

 See notes to financial statements.

Financial Highlights
Legg Mason Investors Trust, Inc.

     Contained below is per share operating performance data for a Primary Class share and, with respect to Financial Services Fund, for a Class A share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                         Investment Operations                         Distributions
                                ----------------------------------------   -------------------------------------
                                                                                                        From
                    Net Asset      Net        Net Realized      Total         From      In Excess        Net
                     Value,     Investment   and Unrealized      From         Net         of Net      Realized
                    Beginning    Income/     Gain/(Loss) on   Investment   Investment   Investment     Gain on
                    of Period     (Loss)      Investments     Operations     Income       Income     Investments
----------------------------------------------------------------------------------------------------------------
American Leading Companies
 Trust
 -- Primary Class
 Years Ended Mar. 31,
   2001              $18.69       $(.13)         $ (.17)        $ (.30)      $  --        $  --        $ (.04)
   2000               20.38        (.12)          (1.21)         (1.33)         --           --          (.36)
   1999               17.78        (.06)           3.38           3.32          --           --          (.72)
   1998               14.74        (.04)(A)        4.93           4.89          --           --         (1.85)
   1997               12.23         .01(A)         3.00           3.01        (.02)          --          (.48)

Balanced Trust
 -- Primary Class
 Years Ended Mar. 31,
   2001              $12.20      .$17(B)         $ (.61)        $ (.44)      $(.12)       $  --        $   --
   2000               11.98      .20(B)             .33            .53        (.27)        (.04)           --
   1999               12.62      .22(B)            (.56)          (.34)       (.19)          --          (.11)
   1998               10.16      .21(B)            2.58           2.79        (.21)          --          (.12)
   1997(C)            10.00      .09(B)             .11            .20        (.04)          --            --

U.S. Small-Capitalization
 Value Trust
 -- Primary Class
 Years Ended Mar. 31,
   2001              $ 7.45       $(.02)(F)      $ 1.62         $ 1.60       $  --        $  --        $   --
   2000                7.81        (.05)(F)          --           (.05)         --           --          (.16)
   1999(G)            10.00        (.02)(F)       (2.17)         (2.19)         --           --            --
----------------------------------------------------------------------------------------------------------------

                            Distributions                                            Ratios/Supplemental Data
                     ---------------------------               ---------------------------------------------------------------------
                      In Excess                                                              Net
                       of Net                      Net Asset                             Investment                    Net Assets,
                      Realized                      Value,               Expenses       Income/(Loss)     Portfolio       End of
                       Gain on         Total        end of     Total    to Average       to Average       Turnover        Period
                     Investments   Distributions    Period     Return   Net Assets       Net Assets         Rate      (in thousands)
-------------------  ---------------------------------------------------------------------------------------------------------------
American Leading Co
 Trust
 -- Primary Class
 Years Ended Mar. 31,
   2001                 $(.07)        $ (.11)       $18.28      (1.65)%    1.95%            (.65)%          31.0%        $272,150
   2000                    --           (.36)        18.69      (6.65)%    1.90%            (.58)%          43.5%         297,706
   1999                    --           (.72)        20.38      19.52%     1.93%            (.37)%          47.6%         288,957
   1998                    --          (1.85)        17.78      35.18%     1.95%(A)         (.28)%(A)       51.4%         200,326
   1997                    --           (.50)        14.74      24.73%     1.95%(A)          .05%(A)        55.7%         104,812
Balanced Trust
 -- Primary Class
 Years Ended Mar. 31,
   2001                 $  --         $ (.12)       $11.64      (3.68)%    1.85%(B)         1.38%(B)        58.4%        $ 35,971
   2000                    --           (.31)        12.20       4.53%     1.85%(B)         1.67%(B)        58.0%          37,026
   1999                    --           (.30)        11.98      (2.69)%    1.85%(B)         1.96%(B)        50.0%          55,900
   1998                    --           (.33)        12.62      27.80%     1.85%(B)         2.08%(B)        34.5%          47,761
   1997(C)                 --           (.04)        10.16       2.02%(D)    1.85%(B,E)       2.52%(B,E)     5.1%(E)       17,948
U.S. Small-Capitali
 Value Trust
 -- Primary Class
 Years Ended Mar. 31,
   2001                 $  --         $   --        $ 9.05      21.48%     2.00%(F)         (.21)%(F)       60.7%        $ 68,629
   2000                  (.15)          (.31)         7.45      (1.06)%    1.99%(F)         (.54)%(F)       66.2%          57,046
   1999(G)                 --             --          7.81     (21.90)%(D)    2.00%(F,E)       (.44)%(F,E)   29.5%(E)      58,365
-------------------

                                         Investment Operations                         Distributions
                                ----------------------------------------   -------------------------------------
                                                                                                        From
                    Net Asset      Net        Net Realized      Total         From      In Excess        Net
                     Value,     Investment   and Unrealized      From         Net         of Net      Realized
                    Beginning    Income/     Gain/(Loss) on   Investment   Investment   Investment     Gain on
                    of Period     (Loss)      Investments     Operations     Income       Income     Investments
----------------------------------------------------------------------------------------------------------------
Financial Services Fund
 -- Primary Class
 Year Ended Mar. 31,
     2001            $ 9.18       $(.05)(H)      $ 1.89         $ 1.84       $  --        $  --         $  --
 Three Months Ended
     Mar. 31,
       2000(I)         9.41        (.01)(H)        (.22)          (.23)         --           --            --
 Year Ended Dec. 31,
     1999(J,K)        10.57        (.07)(H)       (1.09)         (1.16)         --           --            --
 Period Ended Dec. 31,
     1998(L,M)        10.00        (.01)(H)         .58            .57          --           --            --
 -- Class A
 Year Ended Mar. 31,
     2001            $ 9.28       $ .03(N)       $ 1.91         $ 1.94       $  --        $  --         $  --
 Three Months Ended
     Mar. 31,
       2000(I)         9.49         .01(N)         (.22)          (.21)         --           --            --
 Year Ended Dec. 31,
     1999(J,K)        10.58       --(N)           (1.09)         (1.09)         --           --            --
 Period Ended Dec. 31,
     1998(L,M)        10.00       --(N)             .58            .58          --           --            --
----------------------------------------------------------------------------------------------------------------

                            Distributions                                            Ratios/Supplemental Data
                     ---------------------------               ---------------------------------------------------------------------
                      In Excess                                                              Net
                       of Net                      Net Asset                             Investment                    Net Assets,
                      Realized                      Value,                 Expenses     Income/(Loss)     Portfolio       End of
                       Gain on         Total        end of     Total      to Average     to Average       Turnover        Period
                     Investments   Distributions    Period     Return     Net Assets     Net Assets         Rate      (in thousands)
-------------------  ---------------------------------------------------------------------------------------------------------------
Financial Services
 -- Primary Class
 Year Ended Mar. 31,
     2001               $  --          $  --        $11.02      20.04%        2.25%(H)      (.55)%(H)       37.2%        $46,705
 Three Months Ended
     Mar. 31,
       2000(I)             --             --          9.18      (2.44)%(D)    2.25%(H,E)    (.38)%(H,E)     60.9%         31,397
 Year Ended Dec. 31,
     1999(J,K)             --             --          9.41     (10.97)%       2.25%(H)      (.73)%(H)       27.1%         28,366
 Period Ended Dec.
     1998(L,M)             --             --         10.57       5.70%(D)     2.25%(H,E)    (.11)%(H,E)       --%         14,598
 -- Class A
 Year Ended Mar. 31,
     2001               $  --          $  --        $11.22      20.91%(O)     1.50%(N)       .21%(N)        37.2%        $ 9,594
 Three Months Ended
     Mar. 31,
       2000(I)             --             --          9.28      (2.21)%(D,O)  1.50%(E,N)     .36%(E,N)      60.9%(E)       8,856
 Year Ended Dec. 31,
     1999(J,K)             --             --          9.49     (10.30)%(O)    1.50%(N)       .01%(N)        27.1%          9,399
 Period Ended Dec.
     1998(L,M)             --             --         10.58       5.80%(D,O)    1.50%(E,N)    .22%(E,N)        --%          7,451
-------------------

(A)Net of fees waived pursuant to a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 1998, 1.99%; and 1997, 2.06%.

(B)Net of fees waived pursuant to a voluntary expense limitation of 1.85% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 2001, 2.00%; 2000, 1.88%; 1999, 1.90%;
   and 1998, 2.14%; and for the period October 1, 1996 to March 31, 1997, 3.03%.

(C)For the period October 1, 1996 (commencement of operations) to March 31,
   1997.

(D)Not annualized.

(E)Annualized.

(F)Net of fees waived pursuant to a voluntary expense limitation of 2.00% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 2001, 2.46%; and 2000, 2.35%; and for the period June 15, 1998 to March 31, 1999, 2.38%.

(G)For the period June 15, 1998 (commencement of operations) to March 31, 1999.

(H)Net of fees waived pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for years or periods ended March 31, 2001, 2.71%; 2000, 2.73%; December 31, 1999, 2.73%; and 1998,
   2.40%.

(I)The year end for Financial Services Fund changed from December 31 to March
   31.

(J)Effective October 5, 1999, LMFA became Financial Services Fund's adviser, replacing Bartlett & Co.

(K)Includes financial information for Legg Mason Financial Services Fund and its predecessor, Bartlett Financial Services Fund (see Note 6).

(L)For the period November 16, 1998 (commencement of operations) to December 31, 1998.

(M)The financial information for the period ended December 31, 1998, is for the Bartlett Financial Services Fund, Legg Mason Financial Services Fund's predecessor.

(N)Net of fees waived pursuant to a voluntary expense limitation of 1.50%. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for years or periods ended March 31, 2001, 1.91%; 2000, 2.08%; December 31, 1999, 2.05%; and 1998,
   1.65%.

(O)Excluding sales charge applicable to Class A shares.

 See notes to financial statements.

Notes to Financial Statements
Legg Mason Investors Trust, Inc.

(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

     The Legg Mason Investors Trust, Inc. ("Corporation"), consisting of American Leading Companies Trust ("American Leading Companies"), Balanced Trust ("Balanced Trust"), U.S. Small-Capitalization Value Trust ("U.S. Small-Cap") and Financial Services Fund ("Financial Services") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

     Each Fund offers Primary Class and Institutional Class shares. (The Institutional Class was formerly referred to as the Navigator Class.) Balanced Trust offers an additional class of shares: Financial Intermediary Class. Financial Services Fund also offers an additional class of shares: Class A. The Institutional Classes of American Leading Companies Trust and Financial Services Fund are not currently active. Information about the Institutional and Financial Intermediary Classes, offered only to certain institutional investors, is contained in a separate report to the shareholders of those classes. The income and expenses of the Funds are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class, Class A and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Security Valuation

     Equity securities and options listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors.

     Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

Foreign Currency Translation

     Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Investment Income and Distributions to Shareholders

     Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are determined at the class level. Dividends from net investment income, if available, will be paid annually for American Leading Companies, U.S. Small-Cap and Financial Services, and quarterly for Balanced Trust. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. An additional distribution may be made in December, if necessary. Distributions are determined in accordance with federal

--------------------------------------------------------------------------------

income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize premium and discount on all fixed income securities. Upon initial adoption, the Funds will be required to adjust the cost of their fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Funds' net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations. There will be no impact on the Funds as a result of adopting this accounting principle.

Security Transactions

     Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 2001, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                                       Receivable for        Payable for
                                       Securities Sold   Securities Purchased
-----------------------------------------------------------------------------
American Leading Companies                  $200                $   --
Balanced Trust                                --                 5,379
U.S. Small-Cap                                --                 1,179
Financial Services                           585                   578

Deferred Organizational Expenses

     Deferred organizational expenses of $86 for Balanced Trust and $43 for U.S. Small-Cap are being amortized on a straight line basis over 5 years commencing on the date their respective operations began.

Federal Income Taxes

     No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

Use of Estimates

     Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

2. Investment Transactions:

     For the year ended March 31, 2001, investment transactions (excluding short-term investments) were as follows:

                                       Purchases   Proceeds From Sales
----------------------------------------------------------------------
American Leading Companies              $88,100         $111,139
Balanced Trust                           44,848           22,286
U.S. Small-Cap                           34,173           33,042
Financial Services                       25,699           17,779

     At March 31, 2001, cost, gross unrealized appreciation and gross unrealized depreciation for federal income tax purposes for each Fund were as follows:

                                                                                Net Appreciation/
                                         Cost     Appreciation   Depreciation    (Depreciation)
-------------------------------------------------------------------------------------------------
American Leading Companies             $209,391     $81,416        $19,041           $62,375
Balanced Trust                           66,056       9,083          2,564             6,519
U.S. Small-Cap                           71,967       8,164          9,659            (1,495)
Financial Services                       49,215       8,567          1,515             7,052

     At March 31, 2001, American Leading Companies, Balanced Trust, U.S. Small-Cap and Financial Services had capital loss carryforwards for federal income tax purposes of $437, $47, $3,486 (all expiring in 2009), and $1,902 (expiring in 2008), respectively.

3. Repurchase Agreements:

     All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Transactions With Affiliates:

     American Leading Companies has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to the agreement, LMFM provides American Leading Companies with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund's average daily net assets. Prior to August 1, 2000, Legg Mason Fund Adviser, Inc. ("LMFA") served as investment manager to American Leading Companies, under compensation arrangements substantially similar to those with the current adviser.

     Balanced Trust, U.S. Small-Cap and Financial Services have management agreements with LMFA. Pursuant to their respective agreements, LMFA provides these Funds with management and administrative services for which these Funds pay a fee, computed daily and payable monthly, at an annual rate of each Fund's average daily net assets.

--------------------------------------------------------------------------------

     LMFM and LMFA have voluntarily agreed to waive their fees in any month to the extent a Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of that Fund's average daily net assets. The following chart summarizes the management fees and expense limitations for each of the Funds:

                                                                                Year Ended
                                                                              March 31, 2001    At March 31, 2001
                                                                              --------------    -----------------
                                Management    Expense     Expense Limitation    Management         Management
             Fund                  Fee       Limitation    Expiration Date      Fees Waived       Fees Payable
-----------------------------------------------------------------------------------------------------------------
American Leading Companies
  Primary Class                   0.75%        1.95%        Indefinitely           $ --               $175
  Institutional Class             0.75%        0.95%        Indefinitely            N/A                N/A
Balanced Trust
  Primary Class                   0.75%        1.85%       August 1, 2001            53                 26
  Institutional Class             0.75%        1.10%       August 1, 2001          N.M.               N.M.
  Financial Intermediary Class    0.75%        1.35%       August 1, 2001             1                  9
U.S. Small-Cap
  Primary Class                   0.85%        2.00%       August 1, 2001           237                 65
  Institutional Class             0.85%        1.00%       August 1, 2001          N.M.               N.M.
Financial Services
  Primary Class                   1.00%        2.25%       August 1, 2001           158                 24
  Class A                         1.00%        1.50%       August 1, 2001            39                  5
  Institutional Class             1.00%        1.25%       August 1, 2001            --                 --

---------------

N.M. - Not meaningful.

     Bartlett & Co. ("Bartlett") serves as investment adviser to Balanced Trust. Bartlett is responsible for the actual investment activity of the Fund. LMFA pays Bartlett a fee for its services, computed daily and payable monthly, at an annual rate equal to 66 2/3% of the fee received by LMFA.

     Brandywine Asset Management, Inc. ("Brandywine") serves as investment adviser to U.S. Small-Cap. Brandywine is responsible for the actual investment activity of the Fund. LMFA pays Brandywine a fee for its services, computed daily and payable monthly, at an annual rate equal to 58.8% of the fee received by LMFA.

     Gray, Seifert & Co., Inc. ("Gray, Seifert") serves as investment adviser to Financial Services. Gray, Seifert is responsible for the actual investment activity of the Fund. LMFA pays Gray, Seifert a fee for its services, computed daily and payable monthly, at the rate of 60% of the fee received by LMFA.

     Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's Primary Class's (with respect to Financial Services, Class A's and with respect to

--------------------------------------------------------------------------------

Balanced Trust, Financial Intermediary's) average daily net assets, computed daily and payable monthly as follows:

                                                                Year Ended
                                                              March 31, 2001           At March 31, 2001
                                                         ------------------------   ------------------------
                                Distribution   Service   Distribution and Service   Distribution and Service
             Fund                   Fee          Fee           Fees Waived                Fees Payable
------------------------------------------------------------------------------------------------------------
American Leading Companies          0.75%       0.25%              $ --                       $233
Balanced Trust
  Primary Class                     0.50%       0.25%                 1                         22
  Financial Intermediary Class        N/A       0.25%                 1                          2
U.S. Small-Cap                      0.75%       0.25%                20                         61
Financial Services
  Primary Class                     0.75%       0.25%                21                         38
  Class A                             N/A       0.25%                --                          2

     No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the year ended March 31, 2001.

     LMFA serves as administrator to American Leading Companies under an administrative services agreement with LMFM. For LMFA's services to American Leading Companies, LMFM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund. For the period August 1, 2000 through March 31, 2001, LMFA received $96.

     Legg Mason has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the year ended March 31, 2001: American Leading Companies, $61; Balanced Trust, $11; U.S. Small-Cap, $19; and Financial Services, $9.

     LMFA, LMFM, Legg Mason, Bartlett, Brandywine and Gray, Seifert are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. Acquisition of Bartlett Basic Value Fund:

     Effective March 16, 2001, Balanced Trust acquired substantially all of the assets of the Bartlett Basic Value Fund, pursuant to the Agreement and Plan of Reorganization dated January 26, 2001, and approved by Bartlett Basic Value shareholders on March 9, 2001. The acquisition was accomplished by a tax-free exchange of 32 Primary Class shares (having a value of $367), 28 Institutional Class shares (having a value of $324), and 2,698 Financial Intermediary Class shares (having a value of $31,247), for the 39 Primary Class, 33 Institutional Class and 3,212 Class A shares, respectively, of the Bartlett Basic Value Fund outstanding at the merger date. The Bartlett Basic Value Fund's net assets at that date, which included $222 of accumulated net realized loss and $8,797 of net unrealized gain, were combined with those of Balanced Trust, resulting in aggregate net assets of $67,353.

6. Acquisition of Bartlett Financial Services Fund:

     Effective October 5, 1999, Financial Services acquired all of the assets and assumed all of the liabilities of the Bartlett Financial Services Fund ("Bartlett FSF"), a series of Bartlett Capital Trust (an open-end management company), pursuant to a plan of conversion and termination approved by Bartlett FSF's shareholders

--------------------------------------------------------------------------------

on September 23, 1999. The shareholders of Bartlett FSF received shares of Financial Services equal to the number and aggregate net asset value (and corresponding class) of their shares in the Bartlett FSF.

     The acquisition was treated as a tax-free reorganization and accordingly, any unrealized appreciation or depreciation on the securities on the date of the acquisition was treated as a non-taxable event by Bartlett FSF. As such, Financial Services' basis in the securities acquired reflected their historical cost basis as of the date of transfer. The net assets and net unrealized depreciation of Bartlett FSF as of October 5, 1999, were $37,391 and $3,414, respectively.

     Bartlett FSF's investment objectives, policies and restrictions were identical to those of Financial Services, which had no operations prior to October 5, 1999. For financial reporting purposes, Bartlett FSF's operating history prior to the acquisition is reflected in the financial statements and financial highlights of Financial Services.

7. Line of Credit:

     The Funds, along with certain other Legg Mason Funds, participate in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the year ended March 31, 2001, the Funds had no borrowings under the Credit Agreement.

8. Fund Share Transactions:

     At March 31, 2001, there were 250,000, 125,000, 50,000, and 125,000 shares authorized at $.001 par value for the Primary Classes of American Leading Companies, Balanced Trust, U.S. Small-Cap and Financial Services, respectively. At March 31, 2001, there were 125,000 shares authorized at $.001 par value for Class A of Financial Services and there were 50,000 and 125,000 shares authorized at $.001 par value for the Institutional Classes of U.S. Small-Cap and Financial Services, respectively. Share transactions are detailed on the next page.

--------------------------------------------------------------------------------

                                                                    Reinvestment
                                                 Sold             of Distributions          Repurchased            Net Change
                                           -----------------      -----------------      -----------------      -----------------
                                           Shares    Amount       Shares    Amount       Shares    Amount       Shares    Amount
---------------------------------------------------------------------------------------------------------------------------------
American Leading Companies
-- Primary Class
  Year Ended March 31, 2001                2,343    $ 44,189         84     $1,583       (3,467)  $(65,968)     (1,040)  $(20,196)
  Year Ended March 31, 2000                5,496     108,290        273      5,499       (4,021)   (75,015)      1,748     38,774

Balanced Trust
-- Primary Class
  Year Ended March 31, 2001                  694(A) $  8,384(B)      27     $  332        (666)   $ (8,083)         55   $    633
  Year Ended March 31, 2000                  571       6,855        103      1,218       (2,306)   (27,396)     (1,632)   (19,323)

-- Institutional Class
  Period Ended March 31, 2001(C)              28(D) $    324(E)      --     $   --          --    $     --          28   $    324

-- Financial Intermediary Class
  Period Ended March 31, 2001(C)           2,700(F) $ 31,253(G)      --     $   --         (38)   $   (435)      2,662   $ 30,818

U.S. Small-Cap
-- Primary Class
  Year Ended March 31, 2001                2,419    $ 20,745         --     $   --       (2,489)  $(19,433)        (70)  $  1,312
  Year Ended March 31, 2000                4,100      35,126        318      2,663       (4,236)   (34,180)        182      3,609

-- Institutional Class
  Year Ended March 31, 2001                  163    $  1,505         --     $   --         (91)   $   (860)         72   $    645
  Year Ended March 31, 2000                    2          20         --         --          (3)        (24)         (1)        (4)

Financial Services Fund
-- Primary Class
  Year Ended March 31, 2001                1,472    $ 16,078         --     $   --        (652)   $ (6,826)        820   $  9,252
  Period Ended March 31, 2000(H)             666       5,598         --         --        (262)     (2,258)        404      3,340
  Year Ended December 31, 1999(I)          2,363      23,769         --         --        (729)     (7,037)      1,634     16,732

-- Class A
  Year Ended March 31, 2001                   26    $    271         --     $   --        (125)   $ (1,348)        (99)  $ (1,077)
  Period Ended March 31, 2000(H)              41         364         --         --         (77)       (664)        (36)      (300)
  Year Ended December 31, 1999(I)            492       4,979         --         --        (206)     (2,021)        286      2,958

-- Institutional Class
  Year Ended March 31, 2001                   --    $     --         --     $   --          (1)   $     (5)         (1)  $     (5)
  Period Ended March 31, 2000(H)              --          --         --         --          --          --          --         --
  Period Ended December 31, 1999(I,J)          1           5         --         --          --          --           1          5
---------------------------------------------------------------------------------------------------------------------------------

(A)  Includes 32 shares issued in connection with fund acquisition (see Note 5).

(B)  Includes $367 from fund acquisition (see Note 5).

(C) For the period from March 16, 2001 (commencement of operations) to March 31, 2001.

(D)  Includes 28 shares issued in connection with fund acquisition (see Note 5).

(E)  Includes $324 from fund acquisition (see Note 5).

(F)  Includes 2,698 shares issued in connection with fund acquisition (see Note
     5).

(G)  Includes $31,247 from fund acquisition (see Note 5).

(H)  For the period from January 1, 2000 to March 31, 2000.

(I) Includes financial information for Legg Mason Financial Services Fund and its predecessor, Bartlett Financial Services Fund (see Note 6).

(J)  For the period from October 7, 1999 to December 31, 1999.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Legg Mason Investors Trust, Inc.:

     We have audited the accompanying statements of net assets of Legg Mason Investors Trust, Inc. (comprised of American Leading Companies Trust, Balanced Trust, U.S. Small-Capitalization Value Trust and Financial Services Fund) (the "Funds") as of March 31, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights (Primary Class) for each of the periods presented therein with respect to American Leading Companies Trust, Balanced Trust and U.S. Small-Capitalization Value Trust, and the statement of operations for the year then ended and statements of changes in net assets and financial highlights (Primary Class and Class A) for the year then ended, the period ended March 31, 2000, and the year ended December 31, 1999, with respect to the Financial Services Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Financial Services Fund for the period November 16, 1998 (commencement of operations) through December 31, 1998, were audited by other auditors whose report dated February 5, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Legg Mason Investors Trust, Inc. at March 31, 2001, and the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and financial highlights (Primary Class) for each of the periods presented therein with respect to the American Leading Companies Trust, Balanced Trust and U.S. Small-Capitalization Value Trust, and the results of operations for the year then ended and changes in net assets and financial highlights (Primary Class and Class A) for the year then ended, the period ended March 31, 2000, and the year ended December 31, 1999, with respect to the Financial Services Fund, in conformity with accounting principles generally accepted in the United States.

                                              /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
May 4, 2001

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

                EQUITY FUNDS:                                     SPECIALTY FUNDS:
Value Trust                                         Balanced Trust
Special Investment Trust                            Financial Services Fund
Total Return Trust                                  Opportunity Trust
American Leading Companies Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

                GLOBAL FUNDS:                                    TAXABLE BOND FUNDS:
Global Income Trust                                 U.S. Government Intermediate-Term Portfolio
International Equity Trust                          Investment Grade Income Portfolio
Emerging Markets Trust                              High Yield Portfolio
Europe Fund

            TAX-FREE BOND FUNDS:                                 MONEY MARKET FUNDS:
Maryland Tax-Free Income Trust                      U.S. Government Money Market Portfolio
Pennsylvania Tax-Free Income Trust                  Cash Reserve Trust
Tax-Free Intermediate-Term Income Trust             Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.

                                                               [LEGG MASON LOGO]